UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
28 February
2021
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R6	Class I
Nuveen Large Cap Core Fund	NLACX	NLCDX	NLCFX	NLCIX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	NELIX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	NIMEX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
A year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020. A year of global economic recession, financial market turbulence and some immeasurable losses. A year later the health crisis persists but the widespread distribution of vaccines in the U.S. is enabling us to look forward to what our “new normal” might be. In the meantime, extraordinary economic interventions by governments and central banks, around the world, are helping to bridge the gap.
With vaccine progress and economic stimulus beginning to provide real benefits to the global economy, markets are anticipating a strong rebound in growth, especially in the U.S. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. The U.S. Federal Reserve, along with other central banks around the world, has pledged to keep monetary conditions accommodative for as long as necessary, as they consider the recent increase in inflation risks as transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. While achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, vaccination rates are gathering pace and three options (Pfizer/BioNTech, Moderna and Johnson & Johnson) were authorized for use in the U.S. By early April the U.S. was administering an average of 3 million doses per day, up from 1.3 million per day on average at the beginning of February, according to Bloomberg’s vaccine tracker. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio’s resilience and readiness. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
April 23, 2021

Portfolio Managers’
Comments
Nuveen Large Cap Core Fund
Nuveen Equity Long/Short Fund
Nuveen Equity Market Neutral Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Throughout the reporting period, Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist and Scott M. Tonneson, CFA, served as portfolio managers for the Funds.
Portfolio Manager Changes
Effective March 3, 2021 (subsequent to the end of the reporting period), Bob Doll departed the firm and was removed as a portfolio manager on the Funds. Scott Tonneson remains a portfolio manager on all three Funds. David A. Chalupnik, CFA, was added as a portfolio manager to all three Funds and David S. Park, CFA, CPA, was added to the Nuveen Large Cap Core Fund.
Here the portfolio management team discusses key investment strategies and the performance of the Funds for the six-month reporting period February 28, 2021.
Announcement of Fund Liquidation and Fund Merger
On April 23, 2021 (subsequent to the end of the reporting period), the Adviser announced that the Nuveen Equity Market Neutral Fund will be liquidated after the close of business on June 25, 2021, as approved by the Board on April 22, 2021 (subsequent to the end of the reporting period). Effective May 26, 2021, the Fund will stop accepting purchases from new investors. Existing shareholders will be able to continue to purchase Fund shares until June 18, 2021 and continue to reinvest dividends and capital gains distributions received from the Fund. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation. After the close of business on June 25, 2021, the Fund will liquidate all remaining shareholder accounts and will send shareholders the proceeds of the liquidation.
On April 22, 2021 (subsequent to the end of the reporting period), the Board approved the merger of Nuveen Large Cap Core Fund (the “Target Fund”) into Nuveen Santa Barbara Dividend Growth Fund (the “Reorganization”). In order for the Reorganization to occur, it must be approved by shareholders of the Target Fund.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Vaccination progress across Western countries has been encouraging for the markets, although the discovery of new variants of the COVID-19 coronavirus could cause expectations to be reassessed. The vaccine rollouts have also been slower than expected in some regions. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, and governments are looking to adjust rollout plans to speed distribution.
The economic recovery moderated in late 2020, as a resurgence of infections triggered another tightening in restrictions. Although the slower pace is expected to persist into early 2021, pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. In late December 2020, the U.S. government approved a $900 billion relief package, and President Biden’s $1.9 trillion stimulus plan was signed into law in March 2021.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or wider immunity across populations). The distribution of vaccines has narrowed the range of outcomes for the course of the pandemic, but there is still uncertainty in the timing of a full recovery, given supply challenges, uneven vaccine rollouts around the world, the potential for more harmful variants of the virus and possible reversals in infection rates.
Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
How did the Funds perform the six-month reporting period ended February 28, 2021?
The tables in the Fund Performance and Expense Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended February 28, 2021. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
For the six-month reporting period, the Nuveen Large Cap Core Fund outperformed the Russell 1000® Index but underperformed its comparative Lipper classification average, the Nuveen Equity Long/Short Fund underperformed the Russell 1000® Index and its comparative Lipper classification average and the Nuveen Equity Market Neutral Fund underperformed the ICE BofA 3-Month Treasury Bill Index and its comparative Lipper classification average.
What strategies were used to manage the Funds during this six-month reporting period ended February 28, 2021 and how did these strategies influence performance?
Nuveen Large Cap Core Fund
The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and underperformed the comparative Lipper classification average during the six-month reporting period ended February 28, 2021.
The Nuveen Large Cap Core Fund seeks long-term capital appreciation by selecting securities using the management team’s disciplined approach that balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
During the reporting period, the Fund benefited the most from style tilts, including overweights in more volatile stocks, stocks with smaller market capitalizations in the large-cap universe and stocks with lower price-to-earnings (p/e) ratios. An underweight position in momentum stocks also aided performance results. Security selection was helpful in the industrial, health care and information technology sectors. In terms of sectors, underweight positions in utilities and real estate proved beneficial.

In the communication services sector, the Fund’s position in AMC Networks Inc., one of the most heavily shorted U.S. stocks, proved beneficial to performance. The company, which owns cable networks AMC, WeTV, Sundance and BBC America, saw large share gains in the first two months of 2021 as the market anticipated the passage of another COVID-19 relief stimulus bill, wider vaccine rollouts and economic reopenings. Investors looked for value among media companies that generate consistent cash flows from cable networks. At the end of 2020, AMC Networks reported fourth-quarter earnings that exceeded consensus expectations as subscriptions across its streaming services topped 6 million. AMC Networks has resumed filming of multiple shows in the second half of 2020 as well. The Fund continued to hold this stock.
In the industrials sector, the Fund benefited from a position in GrafTech International Ltd., a leading manufacturer of high quality graphite electrode products essential to the production of electric arc furnace (EAF) steel and other ferrous and non-ferrous metals. The production of EAF steel is moving to the forefront of the steel production industry because the approach is more environmentally friendly and helps producers meet regulatory requirements. The company’s sales and earnings in 2020 were negatively impacted by lower sales volumes driven primarily by COVID-19 crisis related headwinds on steel production levels. However, shares rose throughout the final four months of the reporting period after conditions in the steel market showed improvement. GrafTech has an advantaged position with large assets and a unique integrated position in petroleum needle coke, which is used in the production of electrodes for the steel and aluminum industries. The Fund continued to hold the stock at the end of the reporting period.
In the health care sector, United Therapeutics Corp, a biotechnology company, contributed favorably to the Fund’s performance. The stock had been under pressure for several years because the company’s primary drug, Remodulin, faced generic competition in 2019. United Therapeutics experienced a decline in revenues from 2017 to 2019. However, with two new product line extensions in 2020, consensus expectations were for the Remodulin franchise to grow at least through 2021. As a result, shares rose throughout the reporting period. We continue to like United Therapeutics given the company’s strong balance sheet, compelling valuation, expected pipeline extensions and longer-term growth opportunities and have maintained the Fund’s position.
Several sector allocations detracted from the Fund’s performance during the reporting period including underweights to the financials and energy sectors and an overweight to consumer staples sector. Sector leadership completely reversed course from the previous reporting period, with the energy and financial sectors within the Russell 1000® Index gaining more than 39% and 31%, respectively, over the six-month reporting period. Meanwhile, the prior period’s strongest performing sectors, information technology and consumer discretionary, remained in positive territory but lagged the overall index return. Stock selection also detracted modestly in the consumer discretionary and communication services sectors. An overweight position in stocks with more leverage and an underweight in stocks with more currency sensitivity hindered the Fund’s performance results.
In the communication services sector, a position in Telephone and Data Systems Inc. detracted from performance. This Chicago-based telecommunications service firm provides wireless products and services, cable TV and wireline services to around 6 million customers in the U.S. Shares were down sharply in September 2020 and remained volatile throughout the remainder of the reporting period. Despite reporting an earnings beat in its November release of third-quarter 2020 results, the company remained pressured by management’s lackluster guidance and its relatively heavy debt load. The Fund sold the its position in Telephone and Data Systems shortly after the reporting period ended.
In the financial sector, an underweight position in JPMorgan Chase & Co., the largest U.S. bank stock as measured by market capitalization, was a drag on the Fund’s results during the reporting period. Shares of bank stocks were under pressure for much of 2020 after the COVID-19 crisis shut down economies, laid off millions of workers and led the Federal Reserve (Fed) to cut interest rates to near zero, which severely impacted banks’ lending profitability. The Fed also temporarily suspended bank share buybacks and capped dividend payouts to help bolster the segment. However, following news of efficacious vaccines in early November 2020, JPMorgan’s shares began to rise as investors pinned their hopes on a faster-than-expected economic recovery and higher interest rates. The company’s third- and fourth-quarter 2020 earnings also exceeded expectations and JPMorgan announced plans to begin buying back $30 billion in shares in 2021 after the Fed loosened its earlier restrictions. The Fund continued to underweight this stock at the end of the reporting period.

Portfolio Managers’ Comments (continued)
In the consumer discretionary sector, the Fund’s underweight to electric car maker Tesla Inc. hindered performance results. Shares continued their rise throughout the final months of 2020 to hit fresh all-time highs by the end of 2020 after Tesla exceeded its production target of 500,000 vehicles in 2020 and almost hit its goal of 500,000 deliveries to customers. At one point, the company’s market capitalization surpassed $700 billion, making it the world’s most valuable automaker and one of the world’s largest companies. Tesla was also added to the S&P 500® Index in January 2021. We continued to believe shares were overvalued and maintained the Fund’s underweight. The stock gave back a significant amount of its gain in the final two months of the reporting period as Tesla’s sales showed signs of flagging and competition continued to increase in the self-driving space from mainstream automakers as well as a number of foreign competitors.
Nuveen Equity Long/Short Fund
The Fund’s Class A Shares at NAV underperformed the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2021.
The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with low correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The management team selects securities using a disciplined approach that balances fundamental analysis with quantitative techniques, starting with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations.
At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure, which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.
Sector leadership completely reversed course from the previous reporting period, with the energy and financial sectors within the Russell 1000® Index gaining more than 39% and 31%, respectively, over the six-month reporting period. Meanwhile, the prior period’s strongest performing sectors, the information technology and consumer discretionary sectors, remained in positive territory but lagged the overall index return. The Fund fell short of its benchmarks in part due to sector allocation decisions, particularly an underweight in the financials sector and net short position in the energy sector. Stock selection also detracted in the health care, communication services, consumer staples and consumer discretionary sectors. An overweight position in momentum stocks and an underweight in stocks with more currency sensitivity weighed on the Fund’s results.
In the consumer discretionary sector, the Fund’s underweight to electric car maker Tesla Inc. hindered results. Shares continued their rise throughout the final months of 2020 to hit fresh all-time highs by the end of 2020 after Tesla exceeded its production target of 500,000 vehicles in 2020 and almost hit its goal of 500,000 deliveries to customers. At one point, the company’s market capitalization surpassed $700 billion, making it the world’s most valuable automaker and one of the world’s largest companies. Tesla was also added to the S&P 500® Index in January 2021. We continued to believe shares were overvalued and maintained the Fund’s underweight. The stock gave back a significant amount of its gain in the final two months of the reporting period as Tesla’s sales showed signs of flagging and competition continued to increase in the self-driving space from mainstream automakers as well as a number of foreign competitors.
In the communications services sector, a long position in cloud-based teleconferencing provider Zoom Video Communications Inc. detracted. The company had previously benefited greatly in 2020 from a huge increase in sales and new business customers after shelter-in-place orders increased the need for digital communications. However, shares gave back some of this year’s stellar gains after news broke about COVID-19 vaccines in November, which will likely cause demand for video communications to decline. Investors likely believed the company’s valuation was too lofty and growth was not sustainable amid reopening economies and increasing competition in the unified communications market. We maintained the Fund’s position in Zoom Video at period end.

In the consumer staples sector, a short position in cosmetics maker Coty Inc. proved detrimental after the shares, which had languished for much of 2020, rose sharply in October and November 2020. The company is in the midst of a turnaround with its third CEO in one year. Several factors drove the share price increase, including positive vaccine news, which should result in more use of cosmetics as consumers return to work and other activities outside the home. Also, Coty reported a better-than-expected first-quarter 2021 earnings report. Although comparable sales were down due to the impacts from the COVID-19 crisis, the results exceeded expectations in part due to successful cost-cutting efforts which fueled an earnings beat. Coty also announced it would complete the sale of a 60% stake in Wella professional hair care business by the end of November 2020 and use the proceeds to improve its balance sheet. The Fund continued its short position in Coty at the end of the reporting period.
In the industrials sector, Fund performance was hindered by its short position in law enforcement technology company Axon Enterprise, Inc., a developer of technology and weapons products for military, law enforcement and civilian usage. The company’s original product, the Taser electroshock weapon, is used by the majority of police departments across the U.S. Shares rose sharply after Axon reported a nearly 62% year-over-year increase in Taser sales in the company’s fourth-quarter 2020 results, which accounted for around 60% of the company’s revenue. In addition, Axon has been busily expanding its suite of law enforcement products, including body cameras, smart weapons and cloud-based records management. The Fund continued to short Axon Enterprise.
The Fund benefited the most from its overweights in more volatile stocks, stocks with smaller market capitalizations in the large-cap universe and stocks with lower price-to-earnings (p/e) ratios. Security selection was also helpful in the information technology, real estate, financial and materials sectors. In terms of sectors, a net short position in the utilities sector aided performance results.
In the consumer discretionary sector, the Fund benefited from a long position in ecommerce company Qurate Retail Inc., the parent of QVC, HSN and Zulily. The company’s primary business is interactive selling through its QVC and HSN brands, which has remained fairly stable over the past five years despite competition from Amazon.com Inc and other online retailers. Qurate Retail has benefited from the increasing trend toward shopping from home, which has allowed the company to expand its base of loyal and recurring customers who account for around 85% of all sales. Shares climbed after the company announced a special cash dividend and authorized a new share buyback program of $497 million, which represents approximately 12% of outstanding shares. The company also reported quarterly results that were broadly favorable with strength in areas like home and food offsetting softer trends in apparel. The Fund maintained a position in Qurate Retail at the end of the reporting period.
In the health care sector, performance was aided by the Fund’s position in biopharmaceutical firm Sage Therapeutics Inc., which develops medicines to treat diseases of the central nervous system. The company’s main product, Zulresso, is an acute interventional treatment for postpartum depression. Shares benefited during the reporting period from Biogen’s November 2020 announcement that it has taken a stake in Sage Therapeutics to co-develop and commercialize depression and movement disorder therapies. Investors and analysts cheered the collaboration, which should help the company expand and accelerate its pipeline of products. Sage Therapeutics also reported a surprise profit in the fourth quarter 2020 versus analysts’ expectations for a loss, with revenue jumping to $1.1 billion year-over-year and expenses lower than expected. Following the strong share advance, the Fund sold its position in Sage Therapeutics before the end of the reporting period.
In the information technology sector, the Fund’ short position in Dun & Bradstreet Holdings Inc. proved helpful. Shares have generally trended lower since this global provider of business-to-business data, analytics and insights relisted on the New York Stock Exchange in July 2020. The company is most known for its Data Universal Numbering System (DUNS) that generates business information reports and categorizes more than 100 million companies around the world. In October 2020, the company announced its acquisition of Bisnode Business Information Group, a European data and analytics firm, which closed in early 2021. In February 2021, the company reported fourth-quarter and full-year 2020 results that showed revenues in line with expectations but also larger-than-expected losses per share. The Fund maintained a short position in Dun & Bradstreet at the end of the reporting period.
In the consumer discretionary sector, a short position in online used car dealer Vroom Inc. proved beneficial. The company uses data and artificial intelligence (AI) to improve its marketing, supply chain, logistics and pricing. Vroom took a significant step to improve these capabilities with the $120 million acquisition of Carstory, which boasts the industry’s largest source of analytics and market data. However, since its IPO in June 2020, Vroom’s shares have sold off following the company’s first two earnings reports and also after its

Portfolio Managers’ Comments (continued)
secondary offering in September 2020. Although the company anticipates its business turning profitable by 2023, which seems deserving of a premium to brick-and-mortar used car sellers, Vroom offered guidance below expectations driven by weaker-than-expected units at e-commerce. The Fund continued to short Vroom’s stock at the end of the reporting period.
Nuveen Equity Market Neutral Fund
The Fund’s Class A Shares at NAV underperformed the ICE BofA 3-Month Treasury Bill Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2021.
The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The management team selects securities using a disciplined approach that balances fundamental analysis with quantitative techniques, starting with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. At times, however, the Fund may have more exposure to the stock market (either positive or negative) in order to take advantage of market opportunities. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.
Sector leadership completely reversed course from the previous reporting period, with the energy and financial sectors advancing strongly over the six-month reporting period while the prior period’s best performing sectors, the information technology and consumer discretionary sectors, lagged the market. The Fund fell short of its benchmarks in part due to sector allocation decisions, particularly net short positions in the financials and energy sectors. Stock selection also detracted in the communication services, health care, consumer discretionary and consumer staples sectors. Underweights in stocks with more volatility and currency sensitivity, and an overweight position in momentum stocks, were also drags on the Fund’s performance results.
In the information technology sector, a long position in SolarWinds Corp. detracted during the reporting period. The company develops software tools to help companies and government agencies to manage their increasingly complicated networks and monitor for outages, slowdowns and security breaches. In early December 2020, cyber security firm FireEye announced that SolarWind’s Orion network monitoring product software was hacked in a major Russian cyber attack, causing the company’s stock price to plunge. As a result, hackers gained access to internal computing infrastructures of some of SolarWinds’ clients and could potentially steal data. Additionally, two private equity firms that were majority owners of the company sold their shares days before the announcement, raising the question of possible insider trading violations. The Fund’s position in SolarWinds was sold before the end of the reporting period.
In the energy sector, the Fund’s results were hindered by a long position in Patterson-UTI Energy, Inc. The company provides onshore drilling services and equipment to the oil and natural gas industries in the U.S. and Canada. Patterson-UTI’s shares fell sharply earlier in 2020 after the COVID-19 crisis caused a plummet in demand for oil in an already oversupplied market, leading to an unprecedented downturn in drilling activity. As a result, the company’s revenue and earnings plunged, which was particularly concerning in light of its debt load. As a result, the Fund sold its position in early October 2020.
In the communications services sector, a short position in connected-TV platform Roku Inc. detracted from the Fund’s performance results. Roku’s shares rose sharply throughout the reporting period while much of the broader technology and communications sectors were giving back earlier gains. Investors applauded the company’s deal with NBCUniversal to add its streaming-video channel Peacock to Roku’s platform, along with NBC’s other channels. Before the deal, Peacock was one of only a few prominent streaming services not available on Roku. In addition, the company benefited from consumers increasingly shifting to streaming services during the COVID-19 crisis, leading to strong growth in active accounts. The Fund covered this short position during the reporting period because COVID tailwinds would continue to benefit this company.

In the industrials sector, the Fund was hurt by its short position in aircraft parts supplier Spirit AeroSystems Inc., which makes fuselages, pylons, thrust reversers and wing components. Shares surged in November 2020 after investors were encouraged by favorable news regarding vaccines for COVID-19 and the Boeing 737 Max jet. Spirit AeroSystems, a major supplier to Boeing, struggled earlier in 2020 after the aircraft maker told it to stop supplying fuselages for the grounded 737 Max. Following an extensive series of investigations and regulatory reviews by the U.S. Federal Aviation Administration (FAA), Boeing was granted final approval to fly the jets again. The news benefited not only Boeing, but major component suppliers like Spirit AeroSystems, which reportedly earns almost 80% of its revenues from the company. Although this news was a welcomed relief, some delays are still likely because of low demand for new jets due to the longer term overhang from the COVID-19 crisis and the FAA’s plans to conduct in-person inspections of the 450 stored 737 Max jets before delivery. The Fund covered its short position in this stock shortly after the end of the reporting period.
The Fund benefited the most from overweights in stocks with lower price-to-earnings (p/e) ratios and value-oriented stocks. Security selection was also helpful in the information technology, real estate and materials sectors. In terms of sectors, a net short position in the utilities sector aided performance results.
In the consumer discretionary sector, the Fund benefited from a long position in ecommerce company Qurate Retail Inc., the parent of QVC, HSN and Zulily. The company’s primary business is interactive selling through its QVC and HSN brands, which has remained fairly stable over the past five years despite competition from Amazon.com Inc and other online retailers. Qurate Retail has benefited from the increasing trend toward shopping from home, which has allowed the company to expand its base of loyal and recurring customers who account for around 85% of all sales. Shares climbed after the company announced a special cash dividend and authorized a new share buyback program of $497 million, which represents approximately 12% of outstanding shares. The company also reported quarterly results that were broadly favorable with strength in areas like home and food offsetting softer trends in apparel. The Fund maintained a position in Qurate Retail at the end of the reporting period.
In the industrials sector, the Fund benefited from a position in GrafTech International Ltd., a leading manufacturer of high quality graphite electrode products essential to the production of electric arc furnace (EAF) steel and other ferrous and non-ferrous metals. The production of EAF steel is moving to the forefront of the steel production industry because the approach is more environmentally friendly and helps producers meet regulatory requirements. The company’s sales and earnings in 2020 were negatively impacted by lower sales volumes driven primarily by COVID-19 crisis related headwinds on steel production levels. However, shares rose throughout the final four months of the reporting period after conditions in the steel market showed improvement. GrafTech has an advantaged position with large assets and a unique integrated position in petroleum needle coke, which is used in the production of electrodes for the steel and aluminum industries. The Fund continued to hold the stock at the end of the reporting period.
In the health care sector, a short position in Berkeley Lights Inc. contributed favorably to Fund performance. The company is in a new, emerging pharmaceutical area called digital cell biology that is being used to accelerate the development of biotherapeutics and vaccines. Berkeley Lights uses a proprietary technology platform to rapidly analyze live cells and create antibody libraries and custom organisms in areas such as gene therapy, cell therapy and antibody therapy. The company recently partnered with a leading vaccine center to help isolate and reproduce antibodies to fight COVID-19. Shares of Berkeley Lights initially went public in mid-July 2020 but subsequently fell sharply in January and February 2021. Investors may have thought shares were somewhat overpriced since the company does not anticipate making a profit for several years. The Fund continued to maintain this short position at the end of the reporting period.
A short position in Equifax Inc., one of the three largest consumer credit reporting agencies, proved helpful during the reporting period. The company collects information on more than 800 million consumers and 88 million business across the globe and also sells fraud prevention and credit monitoring services. Equifax had benefited from increased activity in the mortgage market during the COVID-19 crisis and recent strategic acquisitions. However, after hitting all-time highs in late December 2020 on the heels of fourth-quarter and 2021 guidance that exceeded estimates, shares eventually ended the reporting period below where they started. The Fund closed out the short position in Equifax.

Risk Considerations
Nuveen Large Cap Core Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risk considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund's prospectus.
Nuveen Equity Long/Short Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own ("short sales"), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure the changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund's returns. In addition, the use of short sales will increase the Fund's expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund's prospectus.
Nuveen Equity Market Neutral Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own ("short sales"), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather that the returns of the stock market, performance will be more dependent on the portfolio manager acumen that is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund's returns. In addition, the use of short sales will increase the Fund's expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund's prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Core Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 28, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/17/13	12.15%	32.49%	12.75%	11.77%	1.02%	0.98%
Class A Shares at maximum Offering Price	6/17/13	5.70%	24.87%	11.42%	10.92%	-	-
Russell 1000® Index	-	11.78%	34.28%	17.37%	14.09%	-	-
Lipper Multi-Cap Core Funds Classification Average	-	13.97%	31.47%	14.99%	12.09%	-	-
Class C Shares	6/17/13	11.74%	31.48%	11.92%	10.94%	1.77%	1.73%
Class I Shares	6/17/13	12.30%	32.79%	13.03%	12.05%	0.77%	0.73%

	Total Returns as of February 28, 2021*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	12.34%	32.58%	12.95%	0.69%	0.65%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen Equity Long/Short Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 28, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/30/08	5.39%	16.88%	7.86%	6.81%	3.09%	2.98%
Class A Shares at maximum Offering Price	12/30/08	(0.68)%	10.15%	6.59%	6.18%	-	-
Russell 1000® Index	-	11.78%	34.28%	17.37%	13.58%	-	-
Lipper Alternative Long/Short Equity Funds Classification Average	-	7.66%	15.02%	6.27%	5.00%	-	-
Class C Shares	12/30/08	4.98%	16.00%	7.06%	6.01%	3.84%	3.72%
Class I Shares	12/30/08	5.50%	17.17%	8.14%	7.08%	2.85%	2.73%
*       Performance prior to March 1, 2013, reflects the Fund's performance under the management of a sub-advisor using investment strategies that differed significantly from those currently in place.
         Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen Equity Market Neutral Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of February 28, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/17/13	(9.60)%	(9.90)%	(2.15)%	0.20%	3.03%	2.95%
Class A Shares at maximum Offering Price	6/17/13	(14.80)%	(15.08)%	(3.30)%	(0.57)%	-	-
ICE BofAML 3-Month U.S. Treasury Bill Index	-	0.06%	0.40%	1.20%	0.80%	-	-
Lipper Alternative Equity Market Neutral Funds Classification Average	-	(1.36)%	(3.88)%	(2.80)%	1.28%	-	-
Class C Shares	6/17/13	(9.89)%	(10.55)%	(2.87)%	(0.54)%	3.79%	3.71%
Class I Shares	6/17/13	(9.45)%	(9.66)%	(1.90)%	0.45%	2.79%	2.71%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Holding Summaries    February 28, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Large Cap Core Fund
Fund Allocation (% of net assets)
Common Stocks	99.8%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Technology Hardware, Storage & Peripherals	9.7%
Software	8.0%
Health Care Providers & Services	7.4%
Specialty Retail	6.5%
Interactive Media & Services	5.9%
IT Services	5.5%
Household Durables	4.3%
Machinery	4.3%
Semiconductors & Semiconductor Equipment	4.0%
Internet & Direct Marketing Retail	3.8%
Chemicals	3.4%
Electrical Equipment	3.3%
Tobacco	2.5%
Food & Staples Retailing	2.3%
Building Products	2.2%
Construction & Engineering	2.1%
Containers & Packaging	2.0%
Air Freight & Logistics	1.8%
Personal Products	1.8%
Other [1]	19.0%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Apple Inc	6.4%
Microsoft Corp	4.8%
Alphabet Inc	3.2%
Amazon.com Inc	2.8%
Facebook Inc	2.7%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Holding Summaries    February 28, 2021 (continued)
Nuveen Equity Long/Short Fund
Fund Allocation (% of net assets)
Long-Term Investments
Common Stocks	113.6%
Total Long Exposure	113.6%
Short-Term Investments
Repurchase Agreements	13.5%
Total Investments	127.1%
Securities Sold Short
Common Stocks Sold Short	(43.6)%
Total Short Exposure	(43.6)%
Other Assets Less Liabilities	16.5%
Net Assets	100%

Top Five Holdings - Long Exposure (% of net assets)
Apple Inc	4.0%
Microsoft Corp	3.7%
Alphabet Inc	2.5%
Amazon.com Inc	2.0%
UnitedHealth Group Inc	1.6%

Top Five Holdings - Short Exposure (% of net assets)
Change Healthcare Inc	(0.5)%
Varian Medical Systems Inc	(0.5)%
SolarWinds Corp	(0.5)%
Masimo Corp	(0.5)%
Teleflex Inc	(0.5)%
Portfolio Composition Long Exposure (% of net assets)
Software	10.4%
Health Care Providers & Services	6.9%
IT Services	5.7%
Technology Hardware, Storage & Peripherals	5.4%
Household Durables	5.3%
Interactive Media & Services	4.8%
Semiconductors & Semiconductor Equipment	4.6%
Specialty Retail	4.1%
Machinery	4.0%
Capital Markets	4.0%
Biotechnology	3.6%
Electronic Equipment, Instruments & Components	3.3%
Chemicals	3.2%
Banks	3.1%
Building Products	3.0%
Construction & Engineering	3.0%
Equity Real Estate Investment Trust	2.8%
Internet & Direct Marketing Retail	2.7%
Food & Staples Retailing	2.5%
Air Freight & Logistics	2.2%
Electrical Equipment	2.0%
Professional Services	1.9%
Aerospace & Defense	1.9%
Household Products	1.9%
Metals & Mining	1.9%
Other [1]	19.4%
Total	113.6%
Portfolio Composition Short Exposure (% of net assets)
Software	(4.4)%
Health Care Equipment & Supplies	(3.1)%
Biotechnology	(2.6)%
Equity Real Estate Investment Trust	(2.1)%
IT Services	(2.0)%
Hotels, Restaurants & Leisure	(1.9)%
Aerospace & Defense	(1.8)%
Life Sciences Tools & Services	(1.6)%
Oil, Gas & Consumable Fuels	(1.6)%
Insurance	(1.5)%
Pharmaceuticals	(1.4)%
Other [1]	(19.6)%
Total	(43.6)%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Nuveen Equity Market Neutral Fund
Fund Allocation (% of net assets)
Long-Term Investments
Common Stocks	96.9%
Total Long Exposure	96.9%
Short-Term Investments
Repurchase Agreements	7.4%
Total Investments	104.3%
Securities Sold Short
Common Stocks Sold Short	(98.7)%
Total Short Exposure	(98.7)%
Other Assets Less Liabilities	94.4%
Net Assets	100%

Top Five Holdings - Long Exposure (% of net assets)
World Wrestling Entertainment Inc	1.1%
Iron Mountain Inc	1.1%
Dolby Laboratories Inc	1.1%
Williams-Sonoma Inc	1.0%
Tempur Sealy International Inc	1.0%

Top Five Holdings - Short Exposure (% of net assets)
Twitter Inc	(1.1)%
Live Nation Entertainment Inc	(1.1)%
Elanco Animal Health Inc	(1.1)%
Fidelity National Information Services Inc	(1.1)%
FirstEnergy Corp	(1.1)%
Portfolio Composition Long Exposure (% of net assets)
Health Care Providers & Services	6.8%
IT Services	5.9%
Electronic Equipment, Instruments & Components	5.9%
Machinery	4.9%
Specialty Retail	4.8%
Building Products	4.4%
Household Durables	4.0%
Containers & Packaging	3.7%
Construction & Engineering	3.3%
Equity Real Estate Investment Trust	3.1%
Software	2.9%
Chemicals	2.9%
Leisure Products	2.8%
Real Estate Management & Development	2.0%
Hotels, Restaurants & Leisure	2.0%
Technology Hardware, Storage & Peripherals	2.0%
Oil, Gas & Consumable Fuels	2.0%
Professional Services	2.0%
Household Products	1.9%
Food & Staples Retailing	1.9%
Electrical Equipment	1.9%
Biotechnology	1.9%
Personal Products	1.9%
Capital Markets	1.5%
Diversified Consumer Services	1.3%
Other [1]	19.2%
Total	96.9%
Portfolio Composition Short Exposure (% of net assets)
Electric Utilities	(5.8)%
Entertainment	(5.3)%
Hotels, Restaurants & Leisure	(5.2)%
Pharmaceuticals	(5.0)%
Oil, Gas & Consumable Fuels	(4.9)%
Semiconductors & Semiconductor Equipment	(4.9)%
Health Care Equipment & Supplies	(4.8)%
IT Services	(3.9)%
Software	(3.9)%
Aerospace & Defense	(3.8)%
Capital Markets	(3.0)%
Specialty Retail	(2.9)%
Biotechnology	(2.8)%
Insurance	(2.8)%
Consumer Finance	(2.8)%
Chemicals	(2.7)%
Equity Real Estate Investment Trust	(2.5)%
Food Products	(2.3)%
Interactive Media & Services	(2.1)%
Airlines	(2.1)%
Water Utilities	(2.0)%
Textiles, Apparel & Luxury Goods	(1.9)%
Road & Rail	(1.9)%
Other [1]	(19.4)%
Total	(98.7)%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended February 28, 2021.
The beginning of the period is September 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Large Cap Core Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,121.51	$1,117.39	$1,123.39	$1,122.96
Expenses Incurred During the Period	$ 5.15	$ 9.08	$ 3.58	$ 3.84
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.93	$1,016.22	$1,021.42	$1,021.17
Expenses Incurred During the Period	$ 4.91	$ 8.65	$ 3.41	$ 3.66
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.98%, 1.73%, 0.68%, and 0.73% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Equity Long/Short Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,053.86	$1,049.77	$1,055.04
Expenses Incurred During the Period	$ 15.07	$ 18.86	$ 13.76
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.12	$1,006.40	$1,011.41
Expenses Incurred During the Period	$ 14.75	$ 18.46	$ 13.47
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 2.96%, 3.71%, and 2.70% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen Equity Market Neutral Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 903.95	$ 901.14	$ 905.47
Expenses Incurred During the Period	$ 17.84	$ 21.40	$ 16.35
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.05	$1,002.28	$1,007.64
Expenses Incurred During the Period	$ 18.80	$ 22.54	$ 17.22
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 3.78%, 4.54%, and 3.46% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Core Fund
Portfolio of Investments    February 28, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.8%
	COMMON STOCKS – 99.8%
	Air Freight & Logistics – 1.8%
9,000	FedEx Corp	$2,290,500
37,000	United Parcel Service Inc	5,839,710
	Total Air Freight & Logistics	8,130,210
	Automobiles – 0.5%
3,000	Tesla Inc, (2)	2,026,500
	Banks – 1.4%
8,000	JPMorgan Chase & Co	1,177,360
101,000	US Bancorp	5,050,000
	Total Banks	6,227,360
	Biotechnology – 1.1%
29,000	United Therapeutics Corp, (2)	4,848,220
	Building Products – 2.2%
92,000	Carrier Global Corp	3,360,760
17,000	Johnson Controls International plc	948,430
7,000	Masco Corp	372,540
35,000	Trane Technologies PLC	5,363,400
	Total Building Products	10,045,130
	Capital Markets – 1.3%
18,000	Goldman Sachs Group Inc	5,750,640
	Chemicals – 3.4%
107,000	Corteva Inc	4,831,050
87,000	Dow Inc	5,159,970
22,000	Linde PLC	5,373,940
	Total Chemicals	15,364,960
	Construction & Engineering – 2.1%
41,000	Jacobs Engineering Group Inc	4,718,280
55,000	Quanta Services Inc	4,611,750
	Total Construction & Engineering	9,330,030
	Consumer Finance – 1.0%
111,000	Ally Financial Inc	4,606,500
	Containers & Packaging – 2.0%
434,000	Amcor PLC	4,747,960

Shares	Description (1)	Value
	Containers & Packaging (continued)
78,000	Berry Global Group Inc, (2)	$ 4,321,200
	Total Containers & Packaging	9,069,160
	Diversified Financial Services – 0.5%
5,000	Berkshire Hathaway Inc, (2)	1,202,550
28,000	Jefferies Financial Group Inc	813,120
	Total Diversified Financial Services	2,015,670
	Electrical Equipment – 3.3%
64,000	Emerson Electric Co	5,497,600
365,000	GrafTech International Ltd	4,317,950
36,000	Regal Beloit Corp	4,920,120
	Total Electrical Equipment	14,735,670
	Electronic Equipment, Instruments & Components – 1.2%
112,000	Jabil Inc	4,835,040
5,000	SYNNEX Corp	445,800
	Total Electronic Equipment, Instruments & Components	5,280,840
	Food & Staples Retailing – 2.3%
19,000	Costco Wholesale Corp	6,289,000
31,000	Walmart Inc	4,027,520
	Total Food & Staples Retailing	10,316,520
	Health Care Providers & Services – 7.4%
45,000	AmerisourceBergen Corp	4,554,900
80,000	Cardinal Health Inc	4,121,600
25,000	Cigna Corp	5,247,500
46,000	DaVita Inc, (2)	4,697,980
14,000	Humana Inc	5,315,100
6,000	McKesson Corp	1,017,120
25,000	UnitedHealth Group Inc	8,305,500
	Total Health Care Providers & Services	33,259,700
	Hotels, Restaurants & Leisure – 0.4%
87,000	International Game Technology PLC	1,591,230
	Household Durables – 4.3%
53,000	Lennar Corp	4,397,410
80,000	PulteGroup Inc	3,608,800
145,000	Tempur Sealy International Inc	4,844,450
41,000	Toll Brothers Inc	2,190,220
23,000	Whirlpool Corp	4,371,840
	Total Household Durables	19,412,720
	Household Products – 1.6%
37,000	Energizer Holdings Inc	1,546,600

Nuveen Large Cap Core Fund (continued)
Portfolio of Investments    February 28, 2021
(Unaudited)
Shares	Description (1)	Value
	Household Products (continued)
11,000	Procter & Gamble Co	$1,358,830
57,000	Spectrum Brands Holdings Inc	4,420,350
	Total Household Products	7,325,780
	Industrial Conglomerates – 0.9%
29,000	Carlisle Cos Inc	4,212,250
	Insurance – 1.1%
86,000	MetLife Inc	4,953,600
	Interactive Media & Services – 5.9%
7,000	Alphabet Inc, (2)	14,153,370
47,000	Facebook Inc, (2)	12,108,140
	Total Interactive Media & Services	26,261,510
	Internet & Direct Marketing Retail – 3.8%
4,000	Amazon.com Inc, (2)	12,371,720
380,000	Qurate Retail Inc	4,719,600
	Total Internet & Direct Marketing Retail	17,091,320
	IT Services – 5.5%
26,000	Accenture PLC	6,523,400
59,000	Booz Allen Hamilton Holding Corp	4,551,260
69,000	Cognizant Technology Solutions Corp	5,070,120
5,000	FleetCor Technologies Inc, (2)	1,386,550
117,000	Genpact Ltd	4,731,480
25,000	Science Applications International Corp	2,153,250
	Total IT Services	24,416,060
	Leisure Products – 1.2%
5,000	Brunswick Corp	441,850
40,000	Polaris Inc	4,710,400
	Total Leisure Products	5,152,250
	Machinery – 4.3%
35,000	AGCO Corp	4,531,800
69,000	Gates Industrial Corp PLC, (2)	1,035,000
42,000	Oshkosh Corp	4,452,000
17,000	Parker-Hannifin Corp	4,878,320
57,000	Timken Co	4,465,950
	Total Machinery	19,363,070
	Media – 1.1%
78,000	AMC Networks Inc, (2)	5,116,020
	Metals & Mining – 1.0%
35,000	Reliance Steel & Aluminum Co	4,627,000

Shares	Description (1)	Value
	Multiline Retail – 1.3%
31,000	Target Corp	$ 5,686,640
	Oil, Gas & Consumable Fuels – 0.2%
83,000	Antero Midstream Corp	732,060
	Personal Products – 1.8%
85,000	Herbalife Nutrition Ltd, (2)	3,823,300
79,000	Nu Skin Enterprises Inc	4,043,220
	Total Personal Products	7,866,520
	Pharmaceuticals – 0.2%
7,000	Johnson & Johnson	1,109,220
	Professional Services – 1.0%
47,000	ManpowerGroup Inc	4,438,680
	Real Estate Management & Development – 1.0%
62,000	CBRE Group Inc, (2)	4,697,740
	Road & Rail – 0.2%
3,000	Norfolk Southern Corp	756,180
	Semiconductors & Semiconductor Equipment – 4.0%
51,000	Applied Materials Inc	6,027,690
128,000	Intel Corp	7,779,840
7,000	Lam Research Corp	3,970,330
	Total Semiconductors & Semiconductor Equipment	17,777,860
	Software – 8.0%
7,000	Autodesk Inc, (2)	1,932,000
38,000	Cadence Design Systems Inc, (2)	5,361,420
93,000	Microsoft Corp	21,611,340
92,000	Oracle Corp	5,934,920
3,000	Synopsys Inc, (2)	735,630
	Total Software	35,575,310
	Specialty Retail – 6.5%
47,000	AutoNation Inc, (2)	3,525,940
41,000	Best Buy Co Inc	4,114,350
63,000	Dick's Sporting Goods Inc	4,496,310
27,000	Gap Inc, (2)	673,650
29,000	Home Depot Inc	7,491,860
38,000	Lowe's Cos Inc	6,098,297
39,000	TJX Cos Inc	2,573,610
	Total Specialty Retail	28,974,017

Nuveen Large Cap Core Fund (continued)
Portfolio of Investments    February 28, 2021
(Unaudited)
Shares	Description (1)	Value
	Technology Hardware, Storage & Peripherals – 9.7%
236,000	Apple Inc	$28,617,360
62,000	Dell Technologies Inc, (2)	5,026,340
185,000	HP Inc	5,359,450
125,000	NCR Corp, (2)	4,345,000
	Total Technology Hardware, Storage & Peripherals	43,348,150
	Tobacco – 2.5%
123,000	Altria Group Inc	5,362,800
71,000	Philip Morris International Inc	5,965,420
	Total Tobacco	11,328,220
	Wireless Telecommunication Services – 0.8%
201,000	Telephone and Data Systems Inc	3,595,890
	Total Long-Term Investments (cost $338,307,539)	446,416,407

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.1%
	REPURCHASE AGREEMENTS – 0.1%
$ 214	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/26/21, repurchase price $213,541, collateralized by $211,200, U.S. Treasury Notes, 1.500%, due 8/15/26, value $217,814	0.000%	3/01/21	$ 213,541
	Total Short-Term Investments (cost $213,541)			213,541
	Total Investments (cost $338,521,080) – 99.9%			446,629,948
	Other Assets Less Liabilities – 0.1%			602,837
	Net Assets – 100%			$ 447,232,785
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
See accompanying notes to financial statements.

Nuveen Equity Long/Short Fund
Portfolio of Investments    February 28, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 113.6%
	COMMON STOCKS – 113.6%
	Aerospace & Defense – 1.9%
7,300	Huntington Ingalls Industries Inc	$1,284,143
25,000	Textron Inc	1,258,500
	Total Aerospace & Defense	2,542,643
	Air Freight & Logistics – 2.2%
6,000	FedEx Corp	1,527,000
12,200	XPO Logistics Inc, (2)	1,422,520
	Total Air Freight & Logistics	2,949,520
	Automobiles – 0.7%
1,475	Tesla Inc, (2)	996,363
	Banks – 3.1%
40,400	Fifth Third Bancorp	1,401,476
68,000	Regions Financial Corp	1,402,840
80,000	Umpqua Holdings Corp	1,365,600
	Total Banks	4,169,916
	Biotechnology – 3.6%
68,500	Alkermes PLC, (2)	1,304,240
4,150	Biogen Inc, (2)	1,132,452
18,000	Gilead Sciences Inc	1,105,200
8,100	United Therapeutics Corp, (2)	1,354,158
	Total Biotechnology	4,896,050
	Building Products – 3.0%
39,200	Carrier Global Corp	1,431,976
26,300	Johnson Controls International plc	1,467,277
15,300	Owens Corning	1,239,606
	Total Building Products	4,138,859
	Capital Markets – 4.0%
4,500	Goldman Sachs Group Inc	1,437,660
27,500	Lazard Ltd	1,063,975
20,800	Morgan Stanley	1,598,896
10,800	Raymond James Financial Inc	1,260,792
	Total Capital Markets	5,361,323
	Chemicals – 3.2%
31,000	Corteva Inc	1,399,650
6,400	Linde PLC	1,563,328

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 28, 2021
(Unaudited)
Shares	Description (1)	Value
	Chemicals (continued)
42,500	Olin Corp	$ 1,314,950
	Total Chemicals	4,277,928
	Communications Equipment – 0.7%
70,000	CommScope Holding Co Inc, (2)	1,021,300
	Construction & Engineering – 3.0%
23,300	AECOM, (2)	1,348,837
11,800	Jacobs Engineering Group Inc	1,357,944
16,400	Quanta Services Inc	1,375,140
	Total Construction & Engineering	4,081,921
	Construction Materials – 1.0%
10,900	Eagle Materials Inc	1,366,642
	Consumer Finance – 1.7%
30,300	Ally Financial Inc	1,257,450
8,900	Capital One Financial Corp	1,069,691
	Total Consumer Finance	2,327,141
	Containers & Packaging – 0.5%
12,700	Berry Global Group Inc, (2)	703,580
	Diversified Financial Services – 1.0%
46,500	Jefferies Financial Group Inc	1,350,360
	Electrical Equipment – 2.0%
7,500	Hubbell Inc	1,331,325
9,900	Regal Beloit Corp	1,353,033
	Total Electrical Equipment	2,684,358
	Electronic Equipment, Instruments & Components – 3.3%
8,200	Arrow Electronics Inc, (2)	822,132
32,600	Avnet Inc	1,241,082
14,500	Dolby Laboratories Inc	1,415,635
22,000	Jabil Inc	949,740
	Total Electronic Equipment, Instruments & Components	4,428,589
	Equity Real Estate Investment Trust – 2.8%
9,700	Extra Space Storage Inc	1,219,290
12,500	Simon Property Group Inc	1,411,500
35,000	Weyerhaeuser Co	1,185,450
	Total Equity Real Estate Investment Trust	3,816,240
	Food & Staples Retailing – 2.5%
5,150	Costco Wholesale Corp	1,704,650
12,700	Walmart Inc	1,649,984
	Total Food & Staples Retailing	3,354,634

Shares	Description (1)	Value
	Food Products – 0.9%
56,000	Pilgrim's Pride Corp, (2)	$ 1,253,840
	Health Care Equipment & Supplies – 0.8%
4,800	Danaher Corp	1,054,416
	Health Care Providers & Services – 6.9%
12,000	AmerisourceBergen Corp	1,214,640
2,900	Anthem Inc	892,429
2,700	Chemed Corp	1,202,067
3,550	Humana Inc	1,347,758
7,400	McKesson Corp	1,254,448
5,650	Molina Healthcare Inc, (2)	1,224,694
6,700	UnitedHealth Group Inc	2,225,874
	Total Health Care Providers & Services	9,361,910
	Hotels, Restaurants & Leisure – 1.7%
50,500	International Game Technology PLC	923,645
23,400	Travel + Leisure Co	1,414,062
	Total Hotels, Restaurants & Leisure	2,337,707
	Household Durables – 5.3%
12,700	DR Horton Inc	976,249
7,700	Mohawk Industries Inc, (2)	1,347,423
58,000	Newell Brands Inc	1,343,860
16,000	PulteGroup Inc	721,760
41,000	Tempur Sealy International Inc	1,369,810
7,200	Whirlpool Corp	1,368,576
	Total Household Durables	7,127,678
	Household Products – 1.9%
29,200	Energizer Holdings Inc	1,220,560
16,700	Spectrum Brands Holdings Inc	1,295,085
	Total Household Products	2,515,645
	Insurance – 1.0%
24,300	MetLife Inc	1,399,680
	Interactive Media & Services – 4.8%
1,685	Alphabet Inc, (2)	3,406,918
7,900	Facebook Inc, (2)	2,035,198
7,000	Zillow Group Inc, (2)	1,129,310
	Total Interactive Media & Services	6,571,426
	Internet & Direct Marketing Retail – 2.7%
870	Amazon.com Inc, (2)	2,690,849
77,000	Qurate Retail Inc	956,340
	Total Internet & Direct Marketing Retail	3,647,189

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 28, 2021
(Unaudited)
Shares	Description (1)	Value
	IT Services – 5.7%
6,700	Accenture PLC	$1,681,030
16,500	Booz Allen Hamilton Holding Corp	1,272,810
19,700	Cognizant Technology Solutions Corp	1,447,556
7,800	Gartner Inc, (2)	1,396,512
30,500	Genpact Ltd	1,233,420
8,000	Science Applications International Corp	689,040
	Total IT Services	7,720,368
	Leisure Products – 1.0%
11,200	Polaris Inc	1,318,912
	Life Sciences Tools & Services – 1.0%
47,000	Avantor Inc, (2)	1,309,890
	Machinery – 4.0%
10,600	AGCO Corp	1,372,488
6,000	Cummins Inc	1,519,200
29,000	Gates Industrial Corp PLC, (2)	435,000
12,700	Oshkosh Corp	1,346,200
9,300	Timken Co	728,655
	Total Machinery	5,401,543
	Media – 1.0%
59,000	News Corp	1,383,550
	Metals & Mining – 1.9%
20,600	Nucor Corp	1,232,292
9,700	Reliance Steel & Aluminum Co	1,282,340
	Total Metals & Mining	2,514,632
	Multiline Retail – 1.2%
8,700	Target Corp	1,595,928
	Oil, Gas & Consumable Fuels – 0.7%
32,300	Targa Resources Corp	999,039
	Personal Products – 1.7%
22,700	Herbalife Nutrition Ltd, (2)	1,021,046
25,000	Nu Skin Enterprises Inc	1,279,500
	Total Personal Products	2,300,546
	Professional Services – 1.9%
14,600	ManpowerGroup Inc	1,378,824
16,300	Robert Half International Inc	1,267,977
	Total Professional Services	2,646,801
	Real Estate Management & Development – 0.8%
15,000	CBRE Group Inc, (2)	1,136,550

Shares	Description (1)	Value
	Road & Rail – 1.0%
6,700	Kansas City Southern	$ 1,422,678
	Semiconductors & Semiconductor Equipment – 4.6%
14,500	Applied Materials Inc	1,713,755
32,600	Intel Corp	1,981,428
2,100	Lam Research Corp	1,191,099
7,800	MKS Instruments Inc	1,286,220
	Total Semiconductors & Semiconductor Equipment	6,172,502
	Software – 10.4%
10,800	Cadence Design Systems Inc, (2)	1,523,772
62,000	Dropbox Inc, (2)	1,397,790
61,000	FireEye Inc, (2)	1,178,520
2,800	HubSpot Inc, (2)	1,442,000
3,800	Intuit Inc	1,482,532
21,300	Microsoft Corp	4,949,694
18,000	Nuance Communications Inc, (2)	802,800
3,400	Zoom Video Communications Inc, (2)	1,270,274
	Total Software	14,047,382
	Specialty Retail – 4.1%
10,500	AutoNation Inc, (2)	787,710
11,800	Best Buy Co Inc	1,184,130
16,600	Dick's Sporting Goods Inc	1,184,742
21,000	Foot Locker Inc	1,009,890
53,600	Gap Inc, (2)	1,337,320
	Total Specialty Retail	5,503,792
	Technology Hardware, Storage & Peripherals – 5.4%
44,900	Apple Inc	5,444,574
14,500	Dell Technologies Inc, (2)	1,175,515
20,500	NCR Corp, (2)	712,580
	Total Technology Hardware, Storage & Peripherals	7,332,669
	Textiles, Apparel & Luxury Goods – 1.0%
29,600	Capri Holdings Ltd, (2)	1,381,432
	Total Long-Term Investments (cost $118,163,584)	153,925,072

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 28, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 13.5%
	REPURCHASE AGREEMENTS – 13.5%
$ 18,246	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/26/21, repurchase price $18,246,438, collateralized by $18,046,300, U.S. Treasury Notes, 1.500%, due 8/15/26, value $18,611,416	0.000%	3/01/21	$ 18,246,438
	Total Short-Term Investments (cost $18,246,438)			18,246,438
	Total Investments (cost $136,410,022) – 127.1%			172,171,510

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (43.6)% (3)
	Aerospace & Defense – (1.8)%
(3,000)	Axon Enterprise Inc, (2)	$(496,470)
(9,500)	BWX Technologies Inc	(551,095)
(9,800)	Mercury Systems Inc, (2)	(640,528)
(6,000)	Raytheon Technologies Corp	(431,940)
(9,000)	Spirit AeroSystems Holdings Inc	(385,470)
	Total Aerospace & Defense	(2,505,503)
	Airlines – (0.3)%
(20,000)	American Airlines Group Inc, (2)	(418,800)
	Banks – (0.4)%
(6,200)	Bank of Hawaii Corp	(542,500)
	Beverages – (0.9)%
(600)	Boston Beer Co, Inc, (2)	(617,226)
(8,600)	Brown-Forman Corp	(615,588)
	Total Beverages	(1,232,814)
	Biotechnology – (2.6)%
(13,000)	ACADIA Pharmaceuticals Inc, (2)	(636,610)
(4,600)	Acceleron Pharma Inc, (2)	(626,336)
(3,700)	Alnylam Pharmaceuticals Inc, (2)	(547,970)
(7,900)	Incyte Corp, (2)	(621,414)
(14,000)	Iovance Biotherapeutics Inc, (2)	(522,200)
(5,500)	Neurocrine Biosciences Inc, (2)	(602,305)
	Total Biotechnology	(3,556,835)
	Building Products – (0.9)%
(14,000)	AZEK Co Inc, (2)	(617,540)
(6,800)	Trex Co Inc, (2)	(623,152)
	Total Building Products	(1,240,692)

Shares	Description (1)	Value
	Capital Markets – (1.4)%
(13,500)	Apollo Global Management Inc	$(667,710)
(19,000)	Carlyle Group Inc	(650,750)
(2,950)	CME Group Inc	(589,115)
	Total Capital Markets	(1,907,575)
	Chemicals – (0.4)%
(2,100)	Air Products and Chemicals Inc	(536,802)
	Consumer Finance – (1.0)%
(3,200)	American Express Co	(432,832)
(1,300)	Credit Acceptance Corp, (2)	(471,926)
(1,800)	LendingTree Inc, (2)	(483,966)
	Total Consumer Finance	(1,388,724)
	Diversified Consumer Services – (0.8)%
(3,400)	Bright Horizons Family Solutions Inc, (2)	(542,844)
(5,400)	Chegg Inc, (2)	(521,262)
	Total Diversified Consumer Services	(1,064,106)
	Electric Utilities – (1.3)%
(7,900)	Eversource Energy	(627,892)
(19,100)	FirstEnergy Corp	(632,974)
(7,700)	Xcel Energy Inc	(451,143)
	Total Electric Utilities	(1,712,009)
	Electronic Equipment, Instruments & Components – (0.5)%
(14,000)	National Instruments Corp	(621,600)
	Entertainment – (0.8)%
(14,000)	Liberty Media Corp-Liberty Formula One, (2)	(614,600)
(2,100)	Madison Square Garden Sports Corp, (2)	(403,935)
	Total Entertainment	(1,018,535)
	Equity Real Estate Investment Trust – (2.1)%
(3,800)	Alexandria Real Estate Equities Inc	(606,822)
(17,000)	Americold Realty Trust	(595,680)
(3,200)	Crown Castle International Corp	(498,400)
(9,600)	CyrusOne Inc	(630,048)
(3,400)	Digital Realty Trust Inc	(458,082)
	Total Equity Real Estate Investment Trust	(2,789,032)
	Food & Staples Retailing – (0.4)%
(15,300)	US Foods Holding Corp, (2)	(557,838)

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 28, 2021
(Unaudited)
Shares	Description (1)	Value
	Food Products – (1.3)%
(3,600)	Beyond Meat Inc, (2)	$(523,728)
(13,800)	Hormel Foods Corp	(639,906)
(7,700)	McCormick & Co Inc	(648,956)
	Total Food Products	(1,812,590)
	Gas Utilities – (0.4)%
(5,800)	Atmos Energy Corp	(490,738)
	Health Care Equipment & Supplies – (3.1)%
(6,700)	Edwards Lifesciences Corp, (2)	(556,770)
(2,700)	Masimo Corp, (2)	(676,971)
(3,600)	Novocure Ltd, (2)	(536,760)
(1,400)	Penumbra Inc, (2)	(398,202)
(6,700)	Tandem Diabetes Care Inc, (2)	(643,133)
(1,700)	Teleflex Inc	(676,804)
(3,900)	Varian Medical Systems Inc, (2)	(683,553)
	Total Health Care Equipment & Supplies	(4,172,193)
	Health Care Providers & Services – (1.3)%
(3,900)	Guardant Health Inc, (2)	(574,002)
(10,000)	Oak Street Health Inc, (2)	(530,300)
(20,000)	Premier Inc	(676,400)
	Total Health Care Providers & Services	(1,780,702)
	Health Care Technology – (0.5)%
(30,000)	Change Healthcare Inc, (2)	(686,100)
	Hotels, Restaurants & Leisure – (1.9)%
(3,900)	Choice Hotels International Inc	(408,993)
(5,800)	Las Vegas Sands Corp	(363,080)
(6,800)	Planet Fitness Inc, (2)	(585,412)
(2,000)	Vail Resorts Inc	(618,360)
(10,300)	Yum China Holdings Inc	(616,352)
	Total Hotels, Restaurants & Leisure	(2,592,197)
	Industrial Conglomerates – (0.4)%
(1,300)	Roper Technologies Inc	(490,906)
	Insurance – (1.5)%
(1,900)	Aon PLC	(432,649)
(45,000)	GoHealth Inc, (2)	(610,650)
(4,800)	Lemonade Inc, (2)	(603,792)
(1,600)	Willis Towers Watson PLC	(353,024)
	Total Insurance	(2,000,115)
	Internet Software & Services – (0.5)%
(6,500)	Alteryx, Inc, (2)	(621,400)

Shares	Description (1)	Value
	IT Services – (2.0)%
(6,500)	Akamai Technologies Inc, (2)	$(614,250)
(8,600)	Fastly Inc, (2)	(632,788)
(1,900)	Global Payments Inc	(376,181)
(2,100)	Okta Inc, (2)	(549,045)
(33,000)	Switch Inc	(572,220)
	Total IT Services	(2,744,484)
	Leisure Products – (0.4)%
(6,200)	Hasbro Inc	(581,002)
	Life Sciences Tools & Services – (1.6)%
(10,300)	Adaptive Biotechnologies Corp, (2)	(582,671)
(9,700)	Berkeley Lights Inc, (2)	(601,109)
(800)	Illumina Inc, (2)	(351,528)
(3,000)	Repligen Corp, (2)	(637,170)
	Total Life Sciences Tools & Services	(2,172,478)
	Marine – (0.4)%
(8,500)	Kirby Corp, (2)	(533,505)
	Media – (0.8)%
(325)	Cable One Inc	(622,326)
(3,150)	Liberty Broadband Corp, (2)	(470,957)
	Total Media	(1,093,283)
	Multi-Utilities – (0.9)%
(10,000)	Consolidated Edison Inc	(656,500)
(5,400)	Sempra Energy	(626,292)
	Total Multi-Utilities	(1,282,792)
	Oil, Gas & Consumable Fuels – (1.6)%
(29,600)	Cabot Oil & Gas Corp	(547,896)
(8,700)	Hess Corp	(570,111)
(12,500)	ONEOK Inc	(553,625)
(5,500)	Phillips 66	(456,775)
	Total Oil, Gas & Consumable Fuels	(2,128,407)
	Personal Products – (0.3)%
(55,000)	Coty Inc, (2)	(421,850)
	Pharmaceuticals – (1.4)%
(17,000)	Elanco Animal Health Inc, (2)	(558,620)
(5,300)	Reata Pharmaceuticals Inc, (2)	(647,978)
(14,400)	Royalty Pharma PLC	(670,608)
	Total Pharmaceuticals	(1,877,206)
	Professional Services – (0.4)%
(27,000)	Dun & Bradstreet Holdings Inc, (2)	(590,220)

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    February 28, 2021
(Unaudited)
Shares	Description (1)	Value
	Road & Rail – (0.3)%
(6,600)	Lyft Inc, (2)	$ (367,620)
	Semiconductors & Semiconductor Equipment – (0.3)%
(4,700)	Advanced Micro Devices Inc, (2)	(397,197)
	Software – (4.4)%
(6,800)	Ceridian HCM Holding Inc, (2)	(609,688)
(13,700)	Duck Creek Technologies Inc, (2)	(648,010)
(2,800)	Everbridge Inc, (2)	(429,044)
(16,800)	Jamf Holding Corp, (2)	(628,320)
(15,500)	Medallia Inc, (2)	(625,735)
(4,100)	Pegasystems Inc	(542,635)
(31,500)	Pluralsight Inc, (2)	(648,585)
(15,600)	Slack Technologies Inc, (2)	(638,508)
(42,000)	SolarWinds Corp, (2)	(679,980)
(3,600)	Splunk Inc, (2)	(514,836)
	Total Software	(5,965,341)
	Specialty Retail – (0.4)%
(11,500)	Vroom Inc, (2)	(508,875)
	Textiles, Apparel & Luxury Goods – (0.9)%
(1,800)	Lululemon Athletica Inc, (2)	(561,024)
(18,000)	Skechers USA Inc, (2)	(658,800)
	Total Textiles, Apparel & Luxury Goods	(1,219,824)
	Thrifts & Mortgage Finance – (0.3)%
(20,000)	Rocket Cos Inc, (2)	(437,000)
	Trading Companies & Distributors – (0.3)%
(9,800)	Air Lease Corp	(449,428)
	Water Utilities – (0.4)%
(14,100)	Essential Utilities Inc	(593,046)
	Total Common Stocks Sold Short (proceeds $55,049,131)	(59,103,864)
	Other Assets Less Liabilities – 16.5%	22,387,867
	Net Assets – 100%	$ 135,455,513
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $101,437,937 have been pledged as collateral for Common Stocks Sold Short.
See accompanying notes to financial statements.

Nuveen Equity Market Neutral Fund
Portfolio of Investments    February 28, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.9%
	COMMON STOCKS – 96.9%
	Air Freight & Logistics – 1.0%
2,000	CH Robinson Worldwide Inc	$181,700
5,600	XPO Logistics Inc, (2)	652,960
	Total Air Freight & Logistics	834,660
	Banks – 0.9%
43,900	Umpqua Holdings Corp	749,373
	Biotechnology – 1.9%
35,400	Alkermes PLC, (2)	674,016
4,900	United Therapeutics Corp, (2)	819,182
	Total Biotechnology	1,493,198
	Building Products – 4.4%
7,900	A O Smith Corp	469,023
20,700	Carrier Global Corp	756,171
8,900	Fortune Brands Home & Security Inc	739,946
9,300	Owens Corning	753,486
5,100	Trane Technologies PLC	781,524
	Total Building Products	3,500,150
	Capital Markets – 1.5%
7,000	Evercore Inc	838,390
13,200	Virtu Financial Inc	359,964
	Total Capital Markets	1,198,354
	Chemicals – 2.9%
16,900	Corteva Inc	763,035
12,900	Dow Inc	765,099
24,000	Olin Corp	742,560
	Total Chemicals	2,270,694
	Communications Equipment – 0.9%
8,400	Lumentum Holdings Inc, (2)	756,000
	Construction & Engineering – 3.3%
13,200	AECOM, (2)	764,148
5,000	Arcosa Inc	283,650
6,800	Jacobs Engineering Group Inc	782,544
9,800	Quanta Services Inc	821,730
	Total Construction & Engineering	2,652,072

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 28, 2021
(Unaudited)
Shares	Description (1)	Value
	Containers & Packaging – 3.7%
6,000	Berry Global Group Inc, (2)	$332,400
49,500	Graphic Packaging Holding Co	785,565
5,600	Packaging Corp of America	739,312
7,500	Sealed Air Corp	314,250
17,700	Westrock Co	771,543
	Total Containers & Packaging	2,943,070
	Distributors – 1.0%
7,500	Genuine Parts Co	790,125
	Diversified Consumer Services – 1.3%
500	Graham Holdings Co	300,415
40,000	H&R Block Inc	769,200
	Total Diversified Consumer Services	1,069,615
	Diversified Financial Services – 1.0%
27,500	Jefferies Financial Group Inc	798,600
	Diversified Telecommunication Services – 1.0%
65,700	Lumen Technologies Inc	807,453
	Electrical Equipment – 1.9%
62,300	GrafTech International Ltd	737,009
5,600	Regal Beloit Corp	765,352
	Total Electrical Equipment	1,502,361
	Electronic Equipment, Instruments & Components – 5.9%
8,000	Arrow Electronics Inc, (2)	802,080
21,100	Avnet Inc	803,277
15,800	Corning Inc	604,192
8,700	Dolby Laboratories Inc	849,381
18,000	Jabil Inc	777,060
9,300	SYNNEX Corp	829,188
	Total Electronic Equipment, Instruments & Components	4,665,178
	Entertainment – 1.1%
17,400	World Wrestling Entertainment Inc	859,560
	Equity Real Estate Investment Trust – 3.1%
168,100	Apartment Investment and Management Co	800,156
24,600	Iron Mountain Inc	855,834
23,000	Weyerhaeuser Co	779,010
	Total Equity Real Estate Investment Trust	2,435,000
	Food & Staples Retailing – 1.9%
2,200	Costco Wholesale Corp	728,200

Shares	Description (1)	Value
	Food & Staples Retailing (continued)
16,200	Walgreens Boots Alliance Inc	$ 776,466
	Total Food & Staples Retailing	1,504,666
	Health Care Providers & Services – 6.8%
2,700	Amedisys Inc, (2)	684,828
8,000	AmerisourceBergen Corp	809,760
15,300	Cardinal Health Inc	788,256
7,200	DaVita Inc, (2)	735,336
1,000	HCA Inc	172,030
2,000	Humana Inc	759,300
4,500	McKesson Corp	762,840
5,700	Universal Health Services Inc, (2)	714,381
	Total Health Care Providers & Services	5,426,731
	Hotels, Restaurants & Leisure – 2.0%
43,600	International Game Technology PLC	797,444
13,400	Travel + Leisure Co	809,762
	Total Hotels, Restaurants & Leisure	1,607,206
	Household Durables – 4.0%
33,700	Newell Brands Inc	780,829
16,700	PulteGroup Inc	753,337
25,100	Tempur Sealy International Inc	838,591
4,100	Whirlpool Corp	779,328
	Total Household Durables	3,152,085
	Household Products – 1.9%
18,500	Energizer Holdings Inc	773,300
10,000	Spectrum Brands Holdings Inc	775,500
	Total Household Products	1,548,800
	Industrial Conglomerates – 1.0%
5,400	Carlisle Cos Inc	784,350
	Internet & Direct Marketing Retail – 1.0%
61,800	Qurate Retail Inc	767,556
	IT Services – 5.9%
3,000	Accenture PLC	752,700
10,300	Booz Allen Hamilton Holding Corp	794,542
10,800	Cognizant Technology Solutions Corp	793,584
31,900	DXC Technology Co	802,068
4,300	Gartner Inc, (2)	769,872
19,200	Genpact Ltd	776,448
	Total IT Services	4,689,214

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 28, 2021
(Unaudited)
Shares	Description (1)	Value
	Leisure Products – 2.8%
9,000	Brunswick Corp	$795,330
33,200	Mattel Inc, (2)	666,742
6,700	Polaris Inc	788,992
	Total Leisure Products	2,251,064
	Life Sciences Tools & Services – 1.0%
28,400	Avantor Inc, (2)	791,508
	Machinery – 4.9%
6,100	AGCO Corp	789,828
9,100	Crane Co	763,126
6,800	Lincoln Electric Holdings Inc	803,148
300	Parker-Hannifin Corp	86,088
10,000	Timken Co	783,500
5,800	Woodward Inc	662,476
	Total Machinery	3,888,166
	Media – 1.0%
34,200	News Corp	801,990
	Metals & Mining – 1.0%
5,900	Reliance Steel & Aluminum Co	779,980
	Multiline Retail – 1.0%
4,200	Target Corp	770,448
	Oil, Gas & Consumable Fuels – 2.0%
87,200	Antero Midstream Corp	769,104
26,300	Targa Resources Corp	813,459
	Total Oil, Gas & Consumable Fuels	1,582,563
	Personal Products – 1.9%
14,800	Herbalife Nutrition Ltd, (2)	665,704
15,900	Nu Skin Enterprises Inc	813,762
	Total Personal Products	1,479,466
	Professional Services – 2.0%
8,800	ManpowerGroup Inc	831,072
9,500	Robert Half International Inc	739,005
	Total Professional Services	1,570,077
	Real Estate Management & Development – 2.0%
10,700	CBRE Group Inc, (2)	810,739
4,700	Jones Lang LaSalle Inc, (2)	817,706
	Total Real Estate Management & Development	1,628,445
	Road & Rail – 1.3%
1,000	Old Dominion Freight Line Inc	214,770

Shares	Description (1)	Value
	Road & Rail (continued)
11,900	Ryder System Inc	$ 806,463
	Total Road & Rail	1,021,233
	Semiconductors & Semiconductor Equipment – 1.0%
9,300	Cirrus Logic Inc, (2)	760,554
	Software – 2.9%
34,600	Dropbox Inc, (2)	780,057
41,000	FireEye Inc, (2)	792,120
5,600	PTC Inc, (2)	766,864
	Total Software	2,339,041
	Specialty Retail – 4.8%
9,900	AutoNation Inc, (2)	742,698
6,600	Best Buy Co Inc	662,310
10,600	Dick's Sporting Goods Inc	756,522
33,600	Gap Inc, (2)	838,320
6,400	Williams-Sonoma Inc	840,256
	Total Specialty Retail	3,840,106
	Technology Hardware, Storage & Peripherals – 2.0%
10,300	Dell Technologies Inc, (2)	835,021
21,900	NCR Corp, (2)	761,244
	Total Technology Hardware, Storage & Peripherals	1,596,265
	Textiles, Apparel & Luxury Goods – 1.0%
16,600	Capri Holdings Ltd, (2)	774,722
	Tobacco – 1.0%
17,800	Altria Group Inc	776,080
	Trading Companies & Distributors – 1.1%
7,800	MSC Industrial Direct Co Inc	671,814
700	Watsco Inc	170,170
	Total Trading Companies & Distributors	841,984
	Wireless Telecommunication Services – 0.9%
38,400	Telephone and Data Systems Inc	686,976
	Total Long-Term Investments (cost $63,756,446)	76,986,739

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 28, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.4%
	REPURCHASE AGREEMENTS – 7.4%
$ 5,898	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/26/21, repurchase price $5,897,727, collateralized by $5,833,100, U.S. Treasury Notes, 1.500%, due 8/15/26, value $6,015,762	0.000%	3/01/21	$ 5,897,727
	Total Short-Term Investments (cost $5,897,727)			5,897,727
	Total Investments (cost $69,654,173) – 104.3%			82,884,466

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (98.7)% (3)
	Aerospace & Defense – (3.8)%
(4,000)	Axon Enterprise Inc, (2)	$(661,960)
(3,500)	Boeing Co, (2)	(742,035)
(11,400)	Raytheon Technologies Corp	(820,686)
(18,200)	Spirit AeroSystems Holdings Inc	(779,506)
	Total Aerospace & Defense	(3,004,187)
	Airlines – (2.1)%
(39,400)	American Airlines Group Inc, (2)	(825,036)
(14,200)	Southwest Airlines Co	(825,446)
	Total Airlines	(1,650,482)
	Banks – (1.0)%
(8,900)	Bank of Hawaii Corp	(778,750)
	Beverages – (0.9)%
(11,000)	Coca-Cola Co	(538,890)
(1,100)	PepsiCo Inc	(142,109)
	Total Beverages	(680,999)
	Biotechnology – (2.8)%
(16,100)	ACADIA Pharmaceuticals Inc, (2)	(788,417)
(5,500)	Exact Sciences Corp, (2)	(748,660)
(4,600)	Moderna Inc, (2)	(712,126)
	Total Biotechnology	(2,249,203)
	Building Products – (1.9)%
(16,900)	AZEK Co Inc, (2)	(745,459)
(8,000)	Trex Co Inc, (2)	(733,120)
	Total Building Products	(1,478,579)
	Capital Markets – (3.0)%
(16,600)	Apollo Global Management Inc	(821,036)
(22,500)	Carlyle Group Inc	(770,625)
(4,000)	CME Group Inc	(798,800)
	Total Capital Markets	(2,390,461)

Shares	Description (1)	Value
	Chemicals – (2.7)%
(3,200)	Air Products and Chemicals Inc	$(817,984)
(5,000)	Albemarle Corp	(786,050)
(4,000)	International Flavors & Fragrances Inc	(542,040)
	Total Chemicals	(2,146,074)
	Consumer Finance – (2.8)%
(5,900)	American Express Co	(798,034)
(2,000)	Credit Acceptance Corp, (2)	(726,040)
(2,500)	LendingTree Inc, (2)	(672,175)
	Total Consumer Finance	(2,196,249)
	Diversified Consumer Services – (1.8)%
(4,800)	Bright Horizons Family Solutions Inc, (2)	(766,368)
(7,200)	Chegg Inc, (2)	(695,016)
	Total Diversified Consumer Services	(1,461,384)
	Electric Utilities – (5.8)%
(16,600)	Alliant Energy Corp	(766,256)
(10,200)	American Electric Power Co Inc	(763,470)
(9,600)	Eversource Energy	(763,008)
(25,600)	FirstEnergy Corp	(848,384)
(12,800)	Southern Co	(726,016)
(12,800)	Xcel Energy Inc	(749,952)
	Total Electric Utilities	(4,617,086)
	Electronic Equipment, Instruments & Components – (1.0)%
(17,200)	National Instruments Corp	(763,680)
	Entertainment – (5.3)%
(18,300)	Liberty Media Corp-Liberty Formula One, (2)	(803,370)
(9,700)	Live Nation Entertainment Inc, (2)	(861,942)
(4,100)	Madison Square Garden Sports Corp, (2)	(788,635)
(1,500)	Netflix Inc, (2)	(808,275)
(4,200)	Walt Disney Co, (2)	(793,968)
(12,600)	Zynga Inc, (2)	(140,490)
	Total Entertainment	(4,196,680)
	Equity Real Estate Investment Trust – (2.5)%
(4,000)	Alexandria Real Estate Equities Inc	(638,760)
(22,900)	Americold Realty Trust	(802,416)
(3,800)	Digital Realty Trust Inc	(511,974)
	Total Equity Real Estate Investment Trust	(1,953,150)
	Food & Staples Retailing – (0.9)%
(20,800)	Grocery Outlet Holding Corp, (2)	(748,592)

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 28, 2021
(Unaudited)
Shares	Description (1)	Value
	Food Products – (2.3)%
(5,400)	Beyond Meat Inc, (2)	$(785,592)
(3,500)	Bunge Ltd	(268,030)
(16,500)	Hormel Foods Corp	(765,105)
	Total Food Products	(1,818,727)
	Gas Utilities – (0.9)%
(8,500)	Atmos Energy Corp	(719,185)
	Health Care Equipment & Supplies – (4.8)%
(2,100)	Cooper Cos Inc	(810,873)
(1,100)	DexCom Inc, (2)	(437,558)
(1,000)	Insulet Corp, (2)	(259,100)
(1,000)	Masimo Corp, (2)	(250,730)
(3,000)	Novocure Ltd, (2)	(447,300)
(2,800)	Penumbra Inc, (2)	(796,404)
(2,100)	Teleflex Inc	(836,052)
	Total Health Care Equipment & Supplies	(3,838,017)
	Health Care Providers & Services – (1.7)%
(4,600)	Guardant Health Inc, (2)	(677,028)
(12,600)	Oak Street Health Inc, (2)	(668,178)
	Total Health Care Providers & Services	(1,345,206)
	Health Care Technology – (1.0)%
(34,600)	Change Healthcare Inc, (2)	(791,302)
	Hotels, Restaurants & Leisure – (5.2)%
(7,400)	Choice Hotels International Inc	(776,038)
(13,200)	Las Vegas Sands Corp	(826,320)
(800)	Marriott International Inc, (2)	(118,456)
(25,900)	Norwegian Cruise Line Holdings Ltd, (2)	(765,604)
(9,600)	Planet Fitness Inc, (2)	(826,464)
(7,600)	Starbucks Corp	(821,028)
	Total Hotels, Restaurants & Leisure	(4,133,910)
	Insurance – (2.8)%
(3,500)	Aon PLC	(796,985)
(58,900)	GoHealth Inc, (2)	(799,273)
(5,000)	Lemonade Inc, (2)	(628,950)
	Total Insurance	(2,225,208)
	Interactive Media & Services – (2.1)%
(16,300)	TripAdvisor Inc, (2)	(808,806)
(11,300)	Twitter Inc, (2)	(870,778)
	Total Interactive Media & Services	(1,679,584)

Shares	Description (1)	Value
	Internet & Direct Marketing Retail – (1.0)%
(5,100)	Expedia Group Inc	$ (821,100)
	IT Services – (3.9)%
(6,200)	Fidelity National Information Services Inc	(855,600)
(4,000)	Global Payments Inc	(791,960)
(10,600)	nCino Inc, (2)	(724,828)
(43,800)	Switch Inc	(759,492)
	Total IT Services	(3,131,880)
	Life Sciences Tools & Services – (1.6)%
(9,300)	Berkeley Lights Inc, (2)	(576,321)
(1,600)	Illumina Inc, (2)	(703,056)
	Total Life Sciences Tools & Services	(1,279,377)
	Marine – (0.5)%
(6,100)	Kirby Corp, (2)	(381,616)
	Media – (1.3)%
(100)	Cable One Inc	(191,485)
(5,500)	Liberty Broadband Corp, (2)	(822,305)
	Total Media	(1,013,790)
	Multi-Utilities – (0.9)%
(11,400)	Consolidated Edison Inc	(748,410)
	Oil, Gas & Consumable Fuels – (4.9)%
(42,200)	Cabot Oil & Gas Corp	(781,122)
(14,300)	Exxon Mobil Corp	(777,491)
(11,800)	Hess Corp	(773,254)
(17,900)	ONEOK Inc	(792,791)
(9,700)	Phillips 66	(805,585)
	Total Oil, Gas & Consumable Fuels	(3,930,243)
	Personal Products – (1.0)%
(99,800)	Coty Inc, (2)	(765,466)
	Pharmaceuticals – (5.0)%
(6,500)	Catalent Inc, (2)	(739,115)
(26,100)	Elanco Animal Health Inc, (2)	(857,646)
(9,000)	Horizon Therapeutics Plc, (2)	(818,190)
(6,600)	Reata Pharmaceuticals Inc, (2)	(806,916)
(17,000)	Royalty Pharma PLC	(791,690)
	Total Pharmaceuticals	(4,013,557)
	Professional Services – (1.0)%
(35,400)	Dun & Bradstreet Holdings Inc, (2)	(773,844)

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    February 28, 2021
(Unaudited)
Shares	Description (1)	Value
	Road & Rail – (1.9)%
(13,900)	Lyft Inc, (2)	$(774,230)
(13,900)	Uber Technologies Inc, (2)	(719,325)
	Total Road & Rail	(1,493,555)
	Semiconductors & Semiconductor Equipment – (4.9)%
(9,300)	Advanced Micro Devices Inc, (2)	(785,943)
(6,700)	Cree Inc, (2)	(760,182)
(17,400)	Marvell Technology Group Ltd	(840,072)
(1,400)	NVIDIA Corp	(768,012)
(2,400)	SolarEdge Technologies Inc, (2)	(715,944)
	Total Semiconductors & Semiconductor Equipment	(3,870,153)
	Software – (3.9)%
(13,900)	Duck Creek Technologies Inc, (2)	(657,470)
(17,000)	Jamf Holding Corp, (2)	(635,800)
(18,600)	Medallia Inc, (2)	(750,882)
(37,900)	Pluralsight Inc, (2)	(780,361)
(1,000)	Workday Inc, (2)	(245,180)
	Total Software	(3,069,693)
	Specialty Retail – (2.9)%
(3,100)	Burlington Stores Inc, (2)	(802,342)
(4,100)	Five Below Inc, (2)	(763,092)
(16,600)	Vroom Inc, (2)	(734,550)
	Total Specialty Retail	(2,299,984)
	Textiles, Apparel & Luxury Goods – (1.9)%
(2,400)	Lululemon Athletica Inc, (2)	(748,032)
(22,000)	Skechers USA Inc, (2)	(805,200)
	Total Textiles, Apparel & Luxury Goods	(1,553,232)
	Thrifts & Mortgage Finance – (1.0)%
(38,100)	Rocket Cos Inc, (2)	(832,485)
	Water Utilities – (2.0)%
(5,400)	American Water Works Co Inc	(766,152)
(18,800)	Essential Utilities Inc	(790,728)
	Total Water Utilities	(1,556,880)
	Total Common Stocks Sold Short (proceeds $71,265,420)	(78,401,960)
	Other Assets Less Liabilities – 94.4%	74,970,741
	Net Assets – 100%	$ 79,453,247

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $47,573,334 have been pledged as collateral for Common Stocks Sold Short.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 28, 2021
(Unaudited)
	Large Cap Core	Equity Long/Short	Equity Market Neutral
Assets
Long-term investments, at value (cost $338,307,539, $118,163,584 and $63,756,446, respectively)	$446,416,407	$153,925,072	$ 76,986,739
Short-term investments, at value (cost approximates value)	213,541	18,246,438	5,897,727
Cash collateral at brokers for common stocks sold short(1)	—	21,927,607	74,425,626
Receivable for:
Dividends	638,930	178,157	99,847
Due from affiliate	28,249	20,449	68,451
Investments sold	9,050,735	5,463,595	4,812,129
Shares sold	677,529	165,306	272,759
Other assets	39,905	20,023	24,047
Total assets	457,065,296	199,946,647	162,587,325
Liabilities
Common stocks sold short, at value (proceeds $—, $55,049,131 and $71,265,420, respectively)	—	59,103,864	78,401,960
Payable for:
Dividends	367	—	—
Dividends on common stocks sold short	—	59,443	97,632
Investments purchased - regular settlement	8,398,819	4,869,333	3,857,813
Shares redeemed	837,938	110,507	394,234
Accrued expenses:
Management fees	204,593	115,880	51,315
Trustees fees	24,784	6,505	9,108
12b-1 distribution and service fees	69,414	13,896	4,248
Other	296,596	211,706	317,768
Total liabilities	9,832,511	64,491,134	83,134,078
Net assets	$447,232,785	$135,455,513	$ 79,453,247

Class A Shares
Net assets	$ 91,264,202	$ 25,545,692	$ 9,197,673
Shares outstanding	2,389,485	585,620	478,940
Net asset value ("NAV") per share	$ 38.19	$ 43.62	$ 19.20
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 40.52	$ 46.28	$ 20.37
Class C Shares
Net assets	$ 64,975,356	$ 11,544,751	$ 3,196,011
Shares outstanding	1,734,818	292,726	176,219
NAV and offering price per share	$ 37.45	$ 39.44	$ 18.14
Class R6 Shares
Net assets	$ 2,304,947	$ —	$ —
Shares outstanding	60,564	—	—
NAV and offering price per share	$ 38.06	$ —	$ —
Class I Shares
Net assets	$288,688,280	$ 98,365,070	$ 67,059,563
Shares outstanding	7,578,175	2,183,870	3,432,127
NAV and offering price per share	$ 38.09	$ 45.04	$ 19.54
Fund level net assets consist of:
Capital paid-in	$337,129,864	$129,918,846	$175,980,714
Total distributable earnings	110,102,921	5,536,667	(96,527,467)
Fund level net assets	$447,232,785	$135,455,513	$ 79,453,247
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund's securities pledged as collateral as noted in the Portfolio of Investments.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended February 28, 2021
(Unaudited)
	Large Cap Core	Equity Long/Short	Equity Market Neutral
Investment Income
Dividends	$ 3,135,231	$ 1,457,264	$ 1,738,527
Securities lending income	17,572	—	2,756
Payment from affiliate	1,287	31,024	115,454
Tax withheld	(4,520)	(1,480)	(2,160)
Total investment income	3,149,570	1,486,808	1,854,577
Expenses
Management fees	1,425,453	929,218	1,060,775
12b-1 service fees - Class A Shares	107,065	32,829	14,342
12b-1 distribution and service fees - Class C Shares	331,129	58,771	20,088
Dividends expense on common stocks sold short	—	663,065	1,413,310
Prime broker expenses	—	333,973	372,894
Shareholder servicing agent fees	111,943	35,223	30,096
Custodian fees	33,123	26,279	31,760
Professional fees	38,922	25,741	28,745
Trustees fees	5,596	1,904	2,285
Shareholder reporting expenses	50,721	38,004	47,812
Federal and state registration fees	34,562	27,424	29,798
Other	7,263	3,963	7,727
Total expenses before fee waiver/expense reimbursement	2,145,777	2,176,394	3,059,632
Fee waiver/expense reimbursement	(95,011)	(83,302)	(92,282)
Net expenses	2,050,766	2,093,092	2,967,350
Net investment income (loss)	1,098,804	(606,284)	(1,112,773)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	52,154,507	41,532,846	35,229,773
Common stocks sold short	—	(21,866,222)	(44,973,363)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,260,325)	(15,122,568)	(10,721,002)
Common stocks sold short	—	2,504,577	(189,915)
Net realized and unrealized gain (loss)	50,894,182	7,048,633	(20,654,507)
Net increase (decrease) in net assets from operations	$51,992,986	$ 6,442,349	$(21,767,280)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	Large Cap Core		Equity Long/Short
	Six Months Ended 2/28/21	Year Ended 8/31/20	Six Months Ended 2/28/21	Year Ended 8/31/20
Operations
Net investment income (loss)	$ 1,098,804	$ 5,458,063	$ (606,284)	$ (1,732,266)
Net realized gain (loss) from:
Investments	52,154,507	12,901,356	41,532,846	12,642,550
Common stocks sold short	—	—	(21,866,222)	2,249,852
Change in net unrealized appreciation (depreciation) of:
Investments	(1,260,325)	62,219,818	(15,122,568)	20,065,771
Common stocks sold short	—	—	2,504,577	(38,379,021)
Net increase (decrease) in net assets from operations	51,992,986	80,579,237	6,442,349	(5,153,114)
Distributions to Shareholders
Dividends:
Class A Shares	(710,454)	(749,742)	—	—
Class C Shares	(108,074)	(22,882)	—	—
Class R6 Shares	(22,570)	(1,279,868)	—	—
Class I Shares	(3,062,218)	(4,819,950)	—	—
Decrease in net assets from distributions to shareholders	(3,903,316)	(6,872,442)	—	—
Fund Share Transactions
Proceeds from sale of shares	35,036,607	102,308,752	10,555,995	53,133,837
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,896,774	5,635,521	—	—
	37,933,381	107,944,273	10,555,995	53,133,837
Cost of shares redeemed	(95,354,823)	(581,740,393)	(58,190,681)	(201,500,213)
Net increase (decrease) in net assets from Fund share transactions	(57,421,442)	(473,796,120)	(47,634,686)	(148,366,376)
Net increase (decrease) in net assets	(9,331,772)	(400,089,325)	(41,192,337)	(153,519,490)
Net assets at the beginning of period	456,564,557	856,653,882	176,647,850	330,167,340
Net assets at the end of period	$447,232,785	$ 456,564,557	$135,455,513	$ 176,647,850

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Equity Market Neutral
	Six Months Ended 2/28/21	Year Ended 8/31/20
Operations
Net investment income (loss)	$ (1,112,773)	$ (1,957,870)
Net realized gain (loss) from:
Investments	35,229,773	(7,062,752)
Common stocks sold short	(44,973,363)	(6,081,395)
Change in net unrealized appreciation (depreciation) of:
Investments	(10,721,002)	25,297,398
Common stocks sold short	(189,915)	(57,260,850)
Net increase (decrease) in net assets from operations	(21,767,280)	(47,065,469)
Distributions to Shareholders
Dividends:
Class A Shares	—	(53,215)
Class C Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	(1,919,186)
Decrease in net assets from distributions to shareholders	—	(1,972,401)
Fund Share Transactions
Proceeds from sale of shares	14,782,998	131,570,430
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	1,598,290
	14,782,998	133,168,720
Cost of shares redeemed	(156,734,560)	(496,060,926)
Net increase (decrease) in net assets from Fund share transactions	(141,951,562)	(362,892,206)
Net increase (decrease) in net assets	(163,718,842)	(411,930,076)
Net assets at the beginning of period	243,172,089	655,102,165
Net assets at the end of period	$ 79,453,247	$ 243,172,089
See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended February 28, 2021
(Unaudited)
	Equity Long/Short	Equity Market Neutral
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$ 6,442,349	$ (21,767,280)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(158,698,591)	(155,812,102)
Purchases of common stock sold short	(132,384,285)	(320,640,728)
Proceeds from sales and maturities of investments	245,451,520	303,064,571
Proceeds from sales of common stock sold short	80,567,981	115,832,338
Proceeds from (purchase of) short-term investments, net	27,873,305	53,237,348
Proceeds from litigation settlement	348	1,767
Taxes paid	—	(1,240)
(Increase) Decrease in:
Receivable for dividends	158,299	257,923
Receivable for due from affiliates	52,344	123,293
Receivable for investments sold	3,618,320	11,018,506
Other assets	9,271	11,894
Increase (Decrease) in:
Payable for dividends on common stock sold short	(26,620)	(196,160)
Payable for investments purchased - regular settlement	(1,682,565)	(3,398,490)
Accrued management fees	(56,532)	(183,931)
Accrued trustees fees	449	33
Accrued shareholder servicing agent fees	(147,896)	(261,430)
Accrued 12b-1 distribution and service fees	(3,974)	(3,475)
Accrued other expenses	149,801	236,036
Net realized (gain) loss from:
Investments	(41,532,846)	(35,229,773)
Common stocks sold short	21,866,222	44,973,363
Change in net unrealized (appreciation) depreciation of:
Investments	15,122,568	10,721,002
Common stocks sold short	(2,504,577)	189,915
Net cash provided by (used in) operating activities	64,274,891	2,173,380
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(2,346,698)	—
Proceeds from sale of shares	10,528,740	14,821,005
Cost of shares redeemed	(58,425,659)	(156,763,160)
Net cash provided by (used in) financing activities	(50,243,617)	(141,942,155)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	14,031,274	(139,768,775)
Cash and cash collateral at brokers at the beginning of period	7,896,333	214,194,401
Cash and cash collateral at brokers at the end of period	$ 21,927,607	$ 74,425,626
Supplemental Disclosure of Cash Flow Information	Equity Long/Short	Equity Market Neutral
Non-cash financing activities not included herein consists of reinvestments of share distributions	$ —	$ —
See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
(Unaudited)
Large Cap Core
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2021(f)	$34.33	$ 0.08	$ 4.08	$ 4.16	$(0.30)	$ —	$(0.30)	$38.19
2020	29.83	0.22	4.52	4.74	(0.24)	—	(0.24)	34.33
2019	34.81	0.25	(4.90)	(4.65)	(0.12)	(0.21)	(0.33)	29.83
2018	31.25	0.18	7.24	7.42	(0.19)	(3.67)	(3.86)	34.81
2017	27.03	0.18	4.24	4.42	(0.20)	—	(0.20)	31.25
2016	25.64	0.22	1.71	1.93	(0.15)	(0.39)	(0.54)	27.03
Class C (06/13)
2021(f)	33.58	(0.05)	3.98	3.93	(0.06)	—	(0.06)	37.45
2020	29.18	(0.01)	4.42	4.41	(0.01)	—	(0.01)	33.58
2019	34.17	0.01	(4.79)	(4.78)	—	(0.21)	(0.21)	29.18
2018	30.78	(0.07)	7.13	7.06	—	(3.67)	(3.67)	34.17
2017	26.64	(0.05)	4.19	4.14	—**	—	—**	30.78
2016	25.32	0.02	1.69	1.71	—	(0.39)	(0.39)	26.64
Class R6 (06/16)
2021(f)	34.27	0.13	4.07	4.20	(0.41)	—	(0.41)	38.06
2020	29.83	0.33	4.44	4.77	(0.33)	—	(0.33)	34.27
2019	34.80	0.35	(4.90)	(4.55)	(0.21)	(0.21)	(0.42)	29.83
2018	31.33	0.28	7.24	7.52	(0.38)	(3.67)	(4.05)	34.80
2017	27.08	0.27	4.26	4.53	(0.28)	—	(0.28)	31.33
2016(g)	25.46	0.05	1.57	1.62	—	—	—	27.08
Class I (06/13)
2021(f)	34.28	0.12	4.06	4.18	(0.37)	—	(0.37)	38.09
2020	29.77	0.30	4.53	4.83	(0.32)	—	(0.32)	34.28
2019	34.76	0.33	(4.90)	(4.57)	(0.21)	(0.21)	(0.42)	29.77
2018	31.31	0.27	7.23	7.50	(0.38)	(3.67)	(4.05)	34.76
2017	27.08	0.24	4.25	4.49	(0.26)	—	(0.26)	31.31
2016	25.69	0.28	1.72	2.00	(0.22)	(0.39)	(0.61)	27.08

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

12.15%	$ 91,264	1.02%*	0.40%*	0.40%*	0.98%*	0.44%*	0.44%*	75%
15.92	87,596	1.02	0.69	0.65	0.98	0.72	0.69	107
(13.31)	100,315	1.01	0.77	N/A	0.98	0.80	N/A	127
25.00	104,779	1.01	0.53	N/A	1.00	0.55	N/A	117
16.41	55,756	1.06	0.56	N/A	1.01	0.60	N/A	121
7.66	47,518	1.11	0.84	N/A	1.11	0.85	N/A	132

11.74	64,975	1.77*	(0.35)*	(0.35)*	1.73*	(0.31)*	(0.31)*	75
15.07	70,365	1.77	(0.07)	(0.10)	1.73	(0.03)	(0.06)	107
(13.98)	96,999	1.76	0.02	N/A	1.73	0.05	N/A	127
24.06	110,300	1.76	(0.22)	N/A	1.75	(0.20)	N/A	117
15.55	59,610	1.81	(0.21)	N/A	1.76	(0.16)	N/A	121
6.86	47,805	1.86	0.09	N/A	1.85	0.10	N/A	132

12.34	2,305	0.72*	0.70*	0.70*	0.68*	0.74*	0.74*	75
16.01	2,033	0.69	1.06	1.04	0.65	1.10	1.07	107
(13.02)	126,554	0.69	1.08	N/A	0.66	1.11	N/A	127
25.36	139,631	0.71	0.81	N/A	0.70	0.82	N/A	117
16.81	17,095	0.74	0.87	N/A	0.70	0.91	N/A	121
6.36	18,489	0.74*	1.05*	N/A	0.69*	1.10*	N/A	132

12.30	288,688	0.77*	0.65*	0.65*	0.73*	0.69*	0.69*	75
16.23	296,571	0.77	0.93	0.90	0.73	0.97	0.94	107
(13.09)	532,786	0.76	1.02	N/A	0.73	1.05	N/A	127
25.31	509,125	0.76	0.79	N/A	0.75	0.80	N/A	117
16.68	256,389	0.81	0.79	N/A	0.76	0.83	N/A	121
7.93	140,976	0.86	1.09	N/A	0.86	1.10	N/A	132
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal periods ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund’s Total Return would decrease by an amount equaling 0.03%,0.03%, 0.03% and 0.03% for the fiscal period ended 2020 for Class A, C, R6 and I Shares, respectively, if such voluntary compensation were excluded. There was no change to the Fund's Total Returns for the fiscal period ended 2021. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2021.
(g)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended August 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Equity Long/Short
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
2021(g)	$41.40	$(0.19)	$ 2.41	$ 2.22	$ —	$ —	$ —	$43.62
2020	40.61	(0.33)	1.12	0.79	—	—	—	41.40
2019	44.58	(0.06)	(3.36)	(3.42)	—	(0.55)	(0.55)	40.61
2018	38.60	(0.30)	6.94	6.64	—	(0.66)	(0.66)	44.58
2017	32.61	(0.39)	6.38	5.99	—	—	—	38.60
2016	32.61	(0.11)	0.11	—	—	—	—	32.61
Class C (12/08)
2021(g)	37.57	(0.32)	2.19	1.87	—	—	—	39.44
2020	37.13	(0.57)	1.01	0.44	—	—	—	37.57
2019	41.11	(0.34)	(3.09)	(3.43)	—	(0.55)	(0.55)	37.13
2018	35.91	(0.56)	6.42	5.86	—	(0.66)	(0.66)	41.11
2017	30.57	(0.62)	5.96	5.34	—	—	—	35.91
2016	30.80	(0.33)	0.10	(0.23)	—	—	—	30.57
Class I (12/08)
2021(g)	42.70	(0.15)	2.49	2.34	—	—	—	45.04
2020	41.77	(0.24)	1.17	0.93	—	—	—	42.70
2019	45.73	0.05	(3.46)	(3.41)	—	(0.55)	(0.55)	41.77
2018	39.48	(0.17)	7.08	6.91	—	(0.66)	(0.66)	45.73
2017	33.27	(0.31)	6.52	6.21	—	—	—	39.48
2016	33.18	(0.06)	0.15	0.09	—	—	—	33.27

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(d), (e)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(f)

5.39%	$ 25,546	3.07%*	(1.04)%*	(1.06)%*	2.96%*	(0.93)%*	(0.95)%*	117%
1.95	33,016	3.09	(0.95)	(1.00)	2.98	(0.84)	(0.88)	168
(7.65)	52,856	2.72	(0.24)	N/A	2.64	(0.16)	N/A	188
17.35	55,183	2.73	(0.81)	N/A	2.63	(0.70)	N/A	213
18.37	26,802	3.54	(1.27)	N/A	3.36	(1.09)	N/A	186
0.00	26,012	3.78	(0.53)	N/A	3.58	(0.33)	N/A	224

4.98	11,545	3.82*	(1.83)*	(1.85)*	3.71*	(1.72)*	(1.74)*	117
1.19	12,761	3.84	(1.69)	(1.74)	3.72	(1.58)	(1.63)	168
(8.33)	19,961	3.48	(0.99)	N/A	3.39	(0.91)	N/A	188
16.47	19,561	3.47	(1.54)	N/A	3.37	(1.44)	N/A	213
17.47	8,596	4.28	(2.04)	N/A	4.10	(1.86)	N/A	186
(0.75)	8,236	4.53	(1.29)	N/A	4.34	(1.09)	N/A	224

5.50	98,365	2.81*	(0.81)*	(0.83)*	2.70*	(0.70)*	(0.72)*	117
2.23	130,871	2.85	(0.70)	(0.75)	2.73	(0.59)	(0.64)	168
(7.44)	257,351	2.47	0.03	N/A	2.39	0.12	N/A	188
17.65	299,977	2.47	(0.49)	N/A	2.37	(0.39)	N/A	213
18.67	70,282	3.26	(1.04)	N/A	3.08	(0.86)	N/A	186
0.27	48,905	3.52	(0.37)	N/A	3.33	(0.18)	N/A	224

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal periods ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund’s Total Return would decrease by an amount equaling 0.02%, 0.03% and 0.02% for the fiscal period ended 2021 and 0.05%, 0.05% and 0.05% for the fiscal period ended 2020 for Class A, C and I Shares, respectively, if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earn credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund's prime broker expense for the reporting period will be zero. See Note 3 - Portfolio Securities and Investments in Derivatives for more information.

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets			Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A	Class C	Class I	Class A	Class C	Class I
2021(g)	0.90%	0.90%	0.89%	0.45%	0.45%	0.45%
2020	0.84	0.84	0.84	0.54	0.53	0.54
2019	1.03	1.03	1.03	—	—	—
2018	1.01	1.01	1.00	—	—	—
2017	1.18	1.17	1.18	0.56	0.56	0.54
2016	1.19	1.20	1.20	0.77	0.77	0.77

(e)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(g)	For the six months ended February 28, 2021.
*	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended August 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Equity Market Neutral
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2021(g)	$21.24	$(0.17)	$(1.87)	$(2.04)	$ —	$ —	$ —	$19.20
2020	23.55	(0.15)	(2.13)	(2.28)	(0.03)	—	(0.03)	21.24
2019	24.50	0.04	(0.85)	(0.81)	—	(0.14)	(0.14)	23.55
2018	23.31	(0.16)	1.85	1.69	—	(0.50)	(0.50)	24.50
2017	21.64	(0.33)	2.00	1.67	—	—	—	23.31
2016	21.39	(0.28)	0.90	0.62	—	(0.37)	(0.37)	21.64
Class C (06/13)
2021(g)	20.13	(0.23)	(1.76)	(1.99)	—	—	—	18.14
2020	22.46	(0.31)	(2.02)	(2.33)	—	—	—	20.13
2019	23.54	(0.13)	(0.81)	(0.94)	—	(0.14)	(0.14)	22.46
2018	22.59	(0.33)	1.78	1.45	—	(0.50)	(0.50)	23.54
2017	21.13	(0.48)	1.94	1.46	—	—	—	22.59
2016	21.04	(0.44)	0.90	0.46	—	(0.37)	(0.37)	21.13
Class I (06/13)
2021(g)	21.58	(0.13)	(1.91)	(2.04)	—	—	—	19.54
2020	23.93	(0.10)	(2.15)	(2.25)	(0.10)	—	(0.10)	21.58
2019	24.83	0.11	(0.87)	(0.76)	—	(0.14)	(0.14)	23.93
2018	23.57	(0.10)	1.86	1.76	—	(0.50)	(0.50)	24.83
2017	21.82	(0.26)	2.01	1.75	—	—	—	23.57
2016	21.51	(0.23)	0.91	0.68	—	(0.37)	(0.37)	21.82

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(d), (e)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(f)

(9.60) %	$ 9,198	3.88%*	(1.80)%*	(1.87)%*	3.78%*	(1.69)%*	(1.76)%*	137%
(9.67)	14,483	3.03	(0.74)	(0.81)	2.95	(0.66)	(0.73)	190
(3.35)	43,489	2.61	0.11	N/A	2.54	0.18	N/A	205
7.28	23,725	2.71	(0.81)	N/A	2.55	(0.65)	N/A	156
7.72	6,146	3.32	(1.70)	N/A	3.05	(1.44)	N/A	159
2.86	9,289	3.29	(1.47)	N/A	3.10	(1.28)	N/A	187

(9.89)	3,196	4.65*	(2.56)*	(2.63)*	4.54*	(2.45)*	(2.52)*	137
(10.37)	5,014	3.79	(1.54)	(1.62)	3.71	(1.46)	(1.54)	190
(4.05)	11,858	3.37	(0.63)	N/A	3.30	(0.55)	N/A	205
6.44	5,186	3.46	(1.56)	N/A	3.30	(1.40)	N/A	156
6.91	2,110	4.03	(2.44)	N/A	3.76	(2.17)	N/A	159
2.14	2,109	4.06	(2.23)	N/A	3.87	(2.04)	N/A	187

(9.45)	67,060	3.57*	(1.37)*	(1.44)*	3.46*	(1.26)*	(1.33)*	137
(9.45)	223,676	2.79	(0.50)	(0.57)	2.71	(0.42)	(0.49)	190
(3.11)	599,755	2.37	0.37	N/A	2.30	0.44	N/A	205
7.50	227,833	2.45	(0.55)	N/A	2.29	(0.40)	N/A	156
8.02	59,022	3.02	(1.43)	N/A	2.75	(1.16)	N/A	159
3.12	49,990	3.06	(1.23)	N/A	2.87	(1.04)	N/A	187

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal periods ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund’s Total Return would decrease by an amount equaling 0.05%, 0.05% and 0.05% for the fiscal period ended 2021 0.09%, 0.09% and 0.08% for the fiscal period ended 2020 for Class A, C and I Shares, respectively, if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earn credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund's prime broker expense for the reporting period will be zero. See Note 3 - Portfolio Securities and Investments in Derivatives for more information.

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets			Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A	Class C	Class I	Class A	Class C	Class I
2021(g)	1.71%	1.73%	1.66%	0.46%	0.46%	0.44%
2020	1.35	1.35	1.36	—	—	—
2019	0.93	0.94	0.94	—	—	—
2018	0.94	0.94	0.93	—	—	—
2017	1.40	1.39	1.39	0.05	0.01	—
2016	1.03	1.04	1.04	0.46	0.46	0.46

(e)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(g)	For the six months ended February 28, 2021.
*	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended August 31, 2020.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust and the Nuveen Investment Trust II (each a "Trust" and collectively, the "Trusts"), are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Nuveen Investment Trust is comprised of Nuveen Large Cap Core Fund ("Large Cap Core") and Nuveen Equity Market Neutral Fund ("Equity Market Neutral") among others, and Nuveen Investment Trust II is comprised of Nuveen Equity Long/Short Fund ("Equity Long/Short"), among others, (each a "Fund" and collectively, the "Funds"), as diversified funds. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trust on May 6, 1996 and June 27, 1997, respectively.
The end of the reporting period for the Funds is February 28, 2021, and the period covered by these Notes to Financial Statements is the six months ended February 28, 2021 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value ("NAV") without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 and I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds' Board of Trustee (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under each Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities Lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds' financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

Notes to Financial Statements (Unaudited) (continued)
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Large Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$446,416,407	$ —	$ —	$446,416,407
Short-Term Investments:
Repurchase Agreements	—	213,541	—	213,541
Total	$446,416,407	$213,541	$ —	$446,629,948

Equity Long/Short	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$153,925,072	$ —	$ —	$153,925,072
Short-Term Investments:
Repurchase Agreements	—	18,246,438	—	18,246,438
Common Stocks Sold Short*	(59,103,864)	—	—	(59,103,864)
Total	$ 94,821,208	$18,246,438	$ —	$113,067,646

Equity Market Neutral	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$ 76,986,739	$ —	$ —	$ 76,986,739
Short-Term Investments:
Repurchase Agreements	—	5,897,727	—	5,897,727
Common Stocks Sold Short*	(78,401,960)	—	—	(78,401,960)
Total	$ (1,415,221)	$5,897,727	$ —	$ 4,482,506

*	Refer to the Fund's Portfolio of Investments for industry classifications.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Large Cap Core	Fixed Income Clearing Corporation	$ 213,541	$ (217,814)
Equity Long/Short	Fixed Income Clearing Corporation	18,246,438	(18,611,416)
Equity Market Neutral	Fixed Income Clearing Corporation	5,897,727	(6,015,762)
Securities Lending
Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the Funds did not have any securities out on loan.
Short Sale Transactions
Equity Long/Short and Equity Market Neutral each pursue a "long/short" investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.
When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund's long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds' Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as

Notes to Financial Statements (Unaudited) (continued)
"Cash collateral at broker for common stocks sold short", on the Statement of Assets and Liabilities. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as "Dividends expense on common stocks sold short", on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as "Change in net unrealized appreciation (depreciation) of common stocks sold short" on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale on the date on which the Funds replace the borrowed security. The Funds' losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could retain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as "Net realized gain (loss) from common stocks sold short" on the Statement of Operations.
Bank of America Merrill Lynch ("BAML") facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds. The Funds may also earn credits as an element of the prime broker fee arrangement with BAML, which are recorded as an offset to the prime brokerage fees. The net prime brokerage fees paid to BAML are recognized as "Prime broker expenses" on the Statement of Operations. In the event that credits exceed prime brokerage fees, the net credits are recognized as "Other income" on the Statement of Operations.
Investment Transactions
Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period were as follows:
	Large Cap Core	Equity Long/Short	Equity Market Neutral
Purchases	$329,922,489	$291,082,876	$476,452,830
Sales	390,232,690	326,019,501	418,896,909
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 2/28/21		Year Ended 8/31/20
Large Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	172,856	$ 6,191,906	496,583	$ 14,818,280
Class C	30,805	1,082,005	130,506	3,809,909
Class R6	7,360	270,675	932,625	27,382,422
Class I	803,570	27,492,021	1,865,007	56,298,141
Shares issued to shareholders due to reinvestment of distributions:
Class A	17,201	622,868	20,611	679,972
Class C	2,673	95,051	585	18,969
Class R6	616	22,227	38,835	1,279,219
Class I	59,724	2,156,628	111,234	3,657,361
	1,094,805	37,933,381	3,595,986	107,944,273
Shares redeemed:
Class A	(351,867)	(12,333,189)	(1,328,993)	(39,713,251)
Class C	(394,406)	(13,800,710)	(1,359,084)	(39,867,047)
Class R6	(6,747)	(227,073)	(5,154,693)	(161,755,513)
Class I	(1,937,499)	(68,993,851)	(11,218,508)	(340,404,582)
	(2,690,519)	(95,354,823)	(19,061,278)	(581,740,393)
Net increase (decrease)	(1,595,714)	$(57,421,442)	(15,465,292)	$(473,796,120)

	Six Months Ended 2/28/21		Year Ended 8/31/20
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	36,156	$ 1,500,290	165,945	$ 6,683,759
Class A – automatic conversion of Class C Shares	39	1,609	132	4,981
Class C	7,092	262,109	30,205	1,106,693
Class I	208,316	8,791,987	1,112,632	45,338,404
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	251,603	10,555,995	1,308,914	53,133,837
Shares redeemed:
Class A	(247,980)	(9,929,189)	(670,327)	(25,610,534)
Class C	(53,969)	(2,006,730)	(228,053)	(8,193,885)
Class C – automatic conversion to Class A Shares	(43)	(1,609)	(145)	(4,981)
Class I	(1,089,528)	(46,253,153)	(4,208,440)	(167,690,813)
	(1,391,520)	(58,190,681)	(5,106,965)	(201,500,213)
Net increase (decrease)	(1,139,917)	$(47,634,686)	(3,798,051)	$(148,366,376)

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 2/28/21		Year Ended 8/31/20
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	91,209	$ 1,774,439	291,909	$ 6,657,613
Class C	2,091	40,449	51,381	1,115,964
Class I	633,285	12,968,110	5,397,592	123,796,853
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	2,248	51,645
Class C	—	—	—	—
Class I	—	—	66,380	1,546,645
	726,585	14,782,998	5,809,510	133,168,720
Shares redeemed:
Class A	(294,164)	(5,750,900)	(1,458,923)	(32,448,715)
Class C	(74,912)	(1,389,706)	(330,322)	(6,988,243)
Class I	(7,565,363)	(149,593,954)	(20,160,124)	(456,623,968)
	(7,934,439)	(156,734,560)	(21,949,369)	(496,060,926)
Net increase (decrease)	(7,207,854)	$(141,951,562)	(16,139,859)	$(362,892,206)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost, as well as proceeds from common stocks sold short, if any, and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of February 28, 2021.
	Large Cap Core	Equity Long/Short	Equity Market Neutral
Tax cost of investments	$345,697,073	$ 85,616,189	$ 13,199,781
Gross unrealized:
Appreciation	$114,296,195	$ 39,835,422	$ 17,280,360
Depreciation	(13,363,320)	(12,383,965)	(25,997,635)
Net unrealized appreciation (depreciation) of investments	$100,932,875	$ 27,451,457	$ (8,717,275)
Permanent differences, primarily due to investments in common stocks sold short, net operating losses, and federal taxes paid, resulted in reclassifications among the Funds' components of net assets as of August 31, 2020, the Funds' last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2020, the Funds' last tax year end, were as follows:
	Large Cap Core	Equity Long/Short	Equity Market Neutral
Undistributed net ordinary income[1]	$2,785,075	$ —	$ —
Undistributed net long-term capital gains	—	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended August 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	Large Cap Core	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]	$6,872,442	$ —	$1,972,401
Distributions from net long-term capital gains	—	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of August 31, 2020, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Large Cap Core	Equity Long/Short	Equity Market Neutral
Not subject to expiration:
Short-term	$42,965,024	$40,174,391	$64,688,809
Long-term	—	—	10,776,757
Total	$42,965,024	$40,174,391	$75,465,566
During the Funds’ last tax year ended August 31, 2020, Equity Long/Short utilized $13,388,692 of its capital loss carryforward.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds has elected to defer losses as follows:
	Equity Long/Short	Equity Market Neutral
Post-October capital losses[2]	$ —	$ —
Late-year ordinary losses[3]	800,739	1,489,506

[2]	Capital losses incurred from November 1, 2019 through August 31, 2020, the Funds' last tax year end.
[3]	Ordinary losses incurred from January 1, 2020 through August 31, 2020, and/or specified losses incurred from November 1, 2019 through August 31, 2020.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (Unaudited) (continued)
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Large Cap Core	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875	1.0875	1.0875
For the next $250 million	0.4750	1.0750	1.0750
For the next $500 million	0.4625	1.0625	1.0625
For the next $1 billion	0.4500	1.0500	1.0500
For the next $3 billion	0.4250	1.0250	1.0250
For the next $2.5 billion	0.4000	1.0000	1.0000
For the next $2.5 billion	0.3875	0.9875	0.9875
For net assets over $10 billion	0.3750	0.9750	0.9750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2021, the complex-level fee for each Fund was 0.1558%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales) dividend expense or securities sold short, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Large Cap Core	0.77%	July 31, 2022	N/A
Equity Long/Short	1.40	July 31, 2022	N/A
Equity Market Neutral	1.40	July 31, 2022	N/A
N/A - Not Applicable
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the Distributor), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.

Other Transactions with Affiliates
The Funds receive voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as "Payment from affiliate" on the Statement of Operations, and any income due to the Funds as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Large Cap Core	Equity Long/Short	Equity Market Neutral
Sales charges collected	$18,324	$181	$613
Paid to financial intermediaries	16,289	181	545
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Large Cap Core	Equity Long/Short	Equity Market Neutral
Commission advances	$5,008	$1,185	$108
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Large Cap Core	Equity Long/Short	Equity Market Neutral
12b-1 fees retained	$15,156	$2,254	$1,383
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Large Cap Core	Equity Long/Short	Equity Market Neutral
CDSC retained	$6,411	$64	$13
As of the end of the reporting period, the percentage of Fund shares owned by Nuveen as follows:
Large Cap Core
Nuveen owned shares	—%*

*	Rounds to less than 1%.
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on

Notes to Financial Statements (Unaudited) (continued)
amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:
Large Cap Core
Maximum outstanding balance	$176,771
During the Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
Large Cap Core
Utilization period (days outstanding)	4
Average daily balance outstanding	$176,771
Average annual interest rate	1.39%
9.  Subsequent Events
Class C Shares
Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase.
Fund Liquidation
On April 23, 2021, the Adviser announced that the Equity Market Neutral (the “Fund”) will be liquidated after the close of business on June 25, 2021, as approved by the Board on April 22, 2021. Effective May 26, 2021, the Fund will stop accepting purchases from new investors. Existing shareholders will be able to continue to purchase Fund shares until June 18, 2021 and continue to reinvest dividends and capital gains distributions received from the Fund. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation. After the close of business on June 25, 2021, the Fund will liquidate all remaining shareholder accounts and will send shareholders the proceeds of the liquidation.
Fund Merger
On April 22, 2021, the Board approved the merger of Large Cap Core (the “Target Fund”) into Nuveen Santa Barbara Dividend Growth Fund (the “Acquiring Fund”) (the “Reorganization”). In order for the Reorganization to occur, it must be approved by shareholders of the Target Fund.
If Target Fund shareholders approve the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. These Acquiring Fund shares will then be distributed to Target Fund shareholders and the Target Fund will be terminated. Each Target Fund shareholder will receive shares of the Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
ICE BofA 3-Month U.S. Treasury Bill Index: The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Lipper Alternative Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Long Position: A security the fund owns in its portfolio.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months' earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all current P/E ratios (excluding negatives) of the stocks in the fund's portfolio. This should not be construed as a forecast of the Fund's performance.
Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.
Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-NLCES-0221P1596474-INV-B-04/22

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: May 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: May 6, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: May 6, 2021